UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
SCHEDULE 14A
________________
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
________________

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
CRESCENT BIOPHARMA, INC.
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

300 Fifth Avenue, Suite 1010, Waltham, MA 02451
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
To Be Held on June 2, 2026
Dear Shareholder:

You are cordially invited to attend the Annual General Meeting of Shareholders of Crescent Biopharma, Inc., a Cayman Islands company incorporated and registered by way of continuation as an exempted company under the laws of the Cayman Islands (“we,” “us,” “our,” “Crescent” or the “Company”). The meeting will be held virtually on Tuesday, June 2, 2026 at 9:00 a.m. Eastern Time via live audio-only webcast at www.virtualshareholdermeeting.com/CBIO2026. The meeting will be held online only. You will be able to vote your shares electronically over the Internet and submit questions online during the meeting by logging in to the website listed above using the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Online check-in will begin at 8:45 a.m. Eastern Time and you should allow ample time for the check-in procedures. You may submit questions before the meeting by visiting www.proxyvote.com.
The Annual General Meeting of Shareholders is being convened for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.    To elect the two Class II director nominees named in the Proxy Statement to serve until the 2029 Annual General Meeting of Shareholders or until their successors are duly elected and qualified or until their earlier death, resignation, disqualification, or removal, as outlined below:

a. Jonathan Violin, Ph.D., is to be elected by the affirmative vote of a plurality of votes cast by holders of our Series A non-voting convertible preferred shares, par value $0.001 each in the capital of the Company (“Series A preferred shares”), voting together as a separate class on an as-converted to ordinary shares (as defined below) basis.

b. Susan Moran, M.D., MSCE, is to be elected by the affirmative vote of a plurality of votes cast by holders of our ordinary shares, par value $0.001 each in the capital of the Company (ordinary shares), and of any other class or series of voting shares (including the Series A preferred shares), voting together as a single class on an as-converted to ordinary shares basis.
2.    To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Crescent Biopharma, Inc. for its fiscal year ending December 31, 2026.
3.    To approve, on a non-binding, advisory basis, the compensation for our named executive officers.
4.    To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve the compensation for our named executive officers.
5.    To conduct any other business properly brought before the meeting or any adjournments or postponements thereof.
These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual General Meeting of Shareholders is April 7, 2026. Only holders of record of our Series A preferred shares and ordinary shares at the close of business on that date will be entitled to notice of the meeting, attend, and to vote at the meeting.

Notwithstanding the order of the resolutions on the notice to the Annual General Meeting, an adjournment proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the Annual General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of proposals 1 through 4.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held virtually on June 2, 2026 via live audio-only webcast at
www.virtualshareholdermeeting.com/CBIO2026
The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT, “FOR” PROPOSALS 2 AND 3 AND “ONE-YEAR” FOR PROPOSAL 4.

By Order of the Board of Directors
/s/ Barbara Bispham Hale
Barbara Bispham Hale
Corporate Secretary
Waltham, Massachusetts
April 21, 2026

You are cordially invited to attend the meeting virtually. Whether or not you expect to attend the meeting virtually via live audio-only webcast, please complete, date, sign and return the proxy card or voting instruction form if sent to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote electronically during the meeting.

300 Fifth Avenue, Suite 1010, Waltham, MA 02451
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Crescent Biopharma, Inc. (“we,” “us,” “our,” “Crescent” or the “Company”) of proxies to be voted at our 2026 Annual General Meeting of Shareholders (the “Annual Meeting”). The following information is a summary only and does not contain all the information that you should consider in connection with this Proxy Statement. Please read the entire Proxy Statement carefully before voting.
Annual Meeting of Shareholders
•    Date and Time: Tuesday, June 2, 2026 at 9:00 a.m. Eastern Time. Online check-in will begin at 8:45 a.m. Eastern Time and you should allow ample time for the check-in procedures.
•    Location: The meeting will be held virtually via live audio-only webcast at www.virtualshareholdermeeting.com/CBIO2026.
•    Admission: To attend the meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.
•    Record Date: April 7, 2026.
•    Proxy Mailing Date: Beginning on or about April 21, 2026.

•    Holders of ordinary shares, par value $0.001 each in the capital of the Company (“ordinary shares”), and Series A non-voting convertible preferred shares, par value $0.001 each in the capital of the Company (“Series A preferred shares” and such holders collectively, our “shareholders”), as of the Record Date are entitled to notice of, virtually attend, and vote at the Annual Meeting. Each ordinary share is entitled to one vote per share for the election of Susan Moran, M.D., MSCE, and one vote for each of the other proposals. Each Series A preferred share is convertible into 1,000 ordinary shares (subject to adjustment), and accordingly each Series A preferred share entitles the holder to 1,000 votes per Series A preferred share on an as-converted basis, which votes shall be cast together as a separate class for the election of Jonathan Violin, Ph.D., and together with the holders of ordinary shares as a single class for the election of Susan Moran, M.D., MSCE, and is not entitled to vote on any other proposal.
Voting Matters
Shareholders are being asked to vote on the following matters:

PROPOSALS	VOTING STANDARD	BOARD VOTE RECOMMENDATION
1. To elect the two Class II director nominees to serve until the 2029 Annual General Meeting of Shareholders or until their successors are duly elected and qualified or until their earlier death, resignation, disqualification or removal

a. Jonathan Violin, Ph.D.	Plurality of Series A preferred shares*	FOR
b. Susan Moran, M.D., MSCE	Plurality of ordinary shares and Series A preferred shares**	FOR
2. Ratification of the appointment of the independent registered public accounting firm	Majority cast (ordinary shares only)	FOR
3. Non-binding advisory approval of the compensation of our named executive officers as disclosed in this Proxy Statement	Majority cast (ordinary shares only)	FOR
4. Non-binding advisory approval of the frequency of future advisory votes on the compensation of our named executive officers	Majority cast (ordinary shares only)***	ONE-YEAR
* Such plurality of Series A preferred shares voting on an as-converted to ordinary share basis.
** Such plurality of ordinary shares and Series A preferred shares voting on an as-converted to ordinary share basis together as a single class.
*** If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by shareholders.

The Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.

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LEGAL MATTERS
Acquisition of Pre-Merger Crescent. On June 13, 2025, we consummated the closing (the “Closing”) pursuant to that certain Agreement and Plan of Merger and Reorganization, dated as of October 28, 2024, which agreement was subsequently amended on February 14, 2025 and April 28, 2025 (as amended, the “Merger Agreement”), by and among GlycoMimetics, Inc., a Delaware corporation, Gemini Merger Sub Corp. (“First Merger Sub”), Gemini Merger Sub II, LLC (“Second Merger Sub”), and Crescent Biopharma, Inc., a private company established and incorporated under the laws of the state of Delaware on September 19, 2024 (“Pre-Merger Crescent”). First Merger Sub merged with and into Pre-Merger Crescent, with Pre-Merger Crescent continuing as a wholly owned subsidiary of GlycoMimetics and the surviving corporation of the merger (the “First Merger”), and Pre-Merger Crescent merged with and into Second Merger Sub, with Second Merger Sub being the surviving entity of the merger (the “Second Merger,” and together with the First Merger, the “Merger”). After the completion of the Merger, Second Merger Sub changed its corporate name to “Crescent Biopharma Operating Company, LLC” and GlycoMimetics changed its name to “Crescent Biopharma, Inc.” On June 16, 2025, we changed our jurisdiction of incorporation from the State of Delaware to the Cayman Islands (the “Redomestication”) pursuant to a plan of conversion (the “Plan of Conversion”). The Redomestication became effective on June 16, 2025 and was accomplished by the filing of (i) a Certificate of Conversion with the Secretary of State of the State of Delaware and (ii) the requisite documents required under section 201 of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), as well as the Cayman Islands memorandum and articles of association of the Company (the “Articles”), with the Cayman Islands Registrar of Companies. On December 30, 2025, Crescent Biopharma Operating Company, LLC was merged with and into Crescent Biopharma, Inc., a newly formed Delaware corporation. We remain focused on developing differentiated oncology therapeutics for patients living with solid tumors.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to Be Held on June 2, 2026.    The Proxy Statement and Annual Report for the year ended December 31, 2025 are available at www.proxyvote.com.
Forward-Looking Statements. This Proxy Statement contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts contained in this Proxy Statement, including, without limitation, statements regarding the Company’s Board of Directors, corporate governance practices, executive compensation program and equity compensation utilization, are forward-looking statements. The words “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions that convey uncertainty of future events are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results or outcomes to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties, and other factors include those risks but are not limited to: our status as a clinical‑stage biotechnology company with a limited operating history; a history of losses and an expectation of continued losses; the absence of revenue from product sales to date; our need for substantial additional capital, which may not be available on acceptable terms, if at all, and which could dilute shareholders, impose restrictive terms, or require us to relinquish rights; the costly, time‑consuming and inherently uncertain nature of drug development and regulatory review; our dependence on the success of our lead program, CR‑001, and the risk that current or planned trials may be delayed, fail to meet endpoints, produce unfavorable results, or otherwise be insufficient to support approvals; our ability to meet evolving chemistry, manufacturing and controls requirements and to establish, maintain, scale, qualify and validate manufacturing processes and supply; the length, unpredictability and potential disruptions in the U.S. Food and Drug Administration and comparable foreign regulatory processes, and the ongoing obligations and limitations that would apply even if approvals are obtained; our inability to achieve development milestones within expected time frames; competition from other programs targeting the same diseases; the in‑licensed nature of our portfolio; our lack of issued patents; our inability to obtain, maintain, enforce and defend patent and other proprietary rights; limitations in patent terms or compliance lapses that could narrow or eliminate protection; third‑party claims of infringement or challenges to inventorship or ownership; inadequate protection of our trade secrets; potential litigation related to our biologic product candidates;
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constraints or transitions in manufacturing capacity; the triggering of indemnification and other contractual provisions; our dependence on key personnel and our ability to recruit and retain talent; the challenges of scaling our organization; estimates of market opportunity and growth may prove inaccurate; cybersecurity incidents or other disruptions to information technology systems; evolving U.S. and foreign privacy and data protection laws and standards; exposure to product liability and other litigation risks that may not be fully covered by insurance; adverse macroeconomic conditions, including tariffs; risks related to our ordinary shares, including the absence of plans to pay dividends, potential future sales by existing shareholders, and future equity or debt financings that could result in additional dilution or pressure on our share price; and the other important risk factors described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.
Website References. Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.

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300 Fifth Avenue, Suite 1010, Waltham, MA 02451
PROXY STATEMENT
FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND VOTING
What is the purpose of these proxy materials?

We are making these proxy materials available to you in connection with the solicitation of proxies by the Crescent Board of Directors (the “Board”) for use at the Annual Meeting to be held virtually on June 2, 2026 at 9:00 a.m. Eastern Time, or at any other time following adjournment or postponement thereof. You are invited to participate in the Annual Meeting and to vote on the applicable proposals described in this Proxy Statement.
Why did I receive a notice regarding the availability of proxy materials on the Internet?
We have elected to provide access to our proxy materials over the Internet and have provided our shareholders with instructions on how to access the proxy materials in the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received.
Rules adopted by the SEC allow us to provide access to our proxy materials over the Internet. Shareholders will have the ability to access the proxy materials on the website at www.proxyvote.com, or may request a printed set of the proxy materials. Instructions on how to access the proxy materials or to request a printed copy may be found in the Notice.
We intend to mail the Notice to all shareholders of record entitled to vote at the Annual Meeting beginning on or about April 21, 2026.
Why are we holding a virtual Annual Meeting?
We have adopted a virtual meeting format for the Annual Meeting to provide a consistent experience to all shareholders regardless of geographic location. We believe this expands shareholder access, improves communications and lowers our costs while reducing the environmental impact of the meeting. In structuring our virtual Annual Meeting, our goal is to enhance rather than constrain shareholder participation in the meeting, and we have designed the meeting to provide shareholders with the same rights and opportunities to participate as they would have at an in-person meeting.
Additional information may be found at www.crescentbiopharma.com. Information on how to vote over the Internet before and during the Annual Meeting is discussed below.
How do I attend the Annual Meeting?
The Annual Meeting will be held virtually on June 2, 2026 at 9:00 a.m. Eastern Time via live audio-only webcast at www.virtualshareholdermeeting.com/CBIO2026. Shareholders of record as of the close of business on the Record Date are entitled to attend the Annual Meeting. To attend the meeting, shareholders of record will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name” and your voting instruction form indicates that you may vote those shares through www.proxyvote.com, then you may attend the Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their broker, bank or other nominee (preferably at least five days before the Annual Meeting) and obtain a “legal proxy” to be able to attend or vote at the Annual Meeting. Online check-in will begin at 8:45 a.m. Eastern Time and you should allow ample time for the check-in procedures.
Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which shareholders can view during the meeting at the meeting website.
We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as shareholders would have at an in-person meeting, including the right to vote and ask questions during the meeting through the virtual meeting platform.
How do I ask questions at the virtual Annual Meeting?
You may submit questions before the meeting by visiting www.proxyvote.com. During the Annual Meeting, you may ask questions by submitting them via the question box provided at www.virtualshareholdermeeting.com/CBIO2026. We will endeavor to respond to as many shareholder-submitted inquiries at the Annual Meeting as time allows that comply with the Annual Meeting rules of conduct, up to a maximum of 15 minutes. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting audio-only webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
What if I cannot virtually attend the Annual Meeting?
You may vote your shares by proxy electronically before the meeting over the Internet or by telephone, or may vote your shares by proxy by sending a proxy card, as described below. You do not need to access the Annual Meeting audio-only webcast to vote if you submitted your vote via proxy card, over the Internet or by telephone in advance of the Annual Meeting.
Who can vote at the Annual Meeting?
Only shareholders at the close of business on April 7, 2026 (the “Record Date”), will be entitled to vote at the Annual Meeting. On the Record Date, there were 27,571,935 ordinary shares issued and outstanding and entitled to vote and 2,890 Series A preferred shares issued and outstanding and entitled to vote. Other than with respect to the election of certain directors and certain other enumerated matters, as described elsewhere in this Proxy Statement, our Series A preferred shares generally do not have voting rights and holders of our Series A preferred shares are therefore not entitled to vote on any matters other than the election of Jonathan Violin, Ph.D., and Susan Moran, M.D., MSCE, at the Annual Meeting.
Shareholders of Record: Shares Registered in Your Name
If on April 7, 2026, your ordinary shares were registered directly in your name with Crescent’s transfer agent, Computershare Trust Company N.A. or you appeared on the Company’s register of members as a holder of Crescent’s Series A preferred shares, then you are a "shareholder of record." As a shareholder of record, you may vote virtually at the meeting or vote by proxy, in each case in accordance with the instructions to vote in this Proxy Statement and the Notice. Whether or not you plan to attend the meeting, we urge you to fill out and return a proxy card, or vote by proxy over the telephone or over the Internet as instructed in the Notice, the proxy card or below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee
If at the close of business on April 7, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. If your voting instruction form indicates that you may vote your shares through www.proxyvote.com, then you may attend the meeting and vote your shares over the Internet during the meeting with the 16-digit control number included in the voting instruction form provided by your broker, bank or other agent. If you do not have a 16-digit control number and wish to vote at the meeting, please contact your broker, bank or other nominee for instructions on how to vote.
What am I voting on?
There are four matters scheduled for a vote:

•    Election of two Class II director nominees named in the Proxy Statement to serve until the 2029 Annual Meeting of Shareholders or until their successors are duly elected and qualified, or until their earlier death, resignation, disqualification or removal, as outlined below:

a. Jonathan Violin, Ph.D., is to be elected by the affirmative vote of a plurality of votes cast by holders of our Series A preferred shares, voting together as a separate class on an as-converted to ordinary shares basis (“Proposal 1A”).

b. Susan Moran, M.D., MSCE, is to be elected by the affirmative vote of a plurality of votes cast by holders of our ordinary shares and of any other class or series of voting shares (including the Series A preferred shares), voting together as a single class on an as-converted to ordinary shares basis ("Proposal 1B").
•    Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of Crescent for its fiscal year ending December 31, 2026 (“Proposal 2”);
•    Non-binding advisory vote to approve the compensation of Crescent's named executive officers as disclosed in this Proxy Statement (“Proposal 3”); and
•    Non-binding advisory vote on the frequency of future advisory votes to approve the compensation of Crescent's named executive officers (“Proposal 4”).
What if another matter is properly brought before the meeting?
As of the date of filing this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any adjournment or postponement thereof for consideration, it is the intention of the persons named as proxies in the accompanying proxy card to vote, to the extent permitted by SEC rules, on those matters in accordance with their best judgment.
What are the voting recommendations of the Board?
The Board recommends that you vote your shares “FOR” each of the nominees in Proposals 1A and 1B, “FOR” Proposals 2 and 3 and “ONE-YEAR” for Proposal 4.
How do I vote?
Even if you plan to attend the Annual Meeting, we recommend that you also submit your vote as early as possible in advance so that your vote will be counted if you later decide not to, or are unable to, virtually attend the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote over the Internet before or during the Annual Meeting, by telephone or by proxy. Whether or not you plan to attend the meeting, we urge you to vote as early as possible to ensure your vote is counted.
•    If you requested paper copies of the proxy materials, to vote using the proxy card, simply complete, sign, date and return the proxy card pursuant to the instructions on the card. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct us to.
•    If you requested paper copies of the proxy materials, to vote by telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 1, 2026, to be counted.
•    To vote over the Internet before the meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or proxy card. Your internet vote must be received by 11:59 p.m., Eastern Time on June 1, 2026, to be counted.
•    To vote over the Internet during the meeting, please visit www.virtualshareholdermeeting.com/CBIO2026 and have available the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form from that organization rather than from Crescent. Simply follow the voting instructions in the voting instruction form to ensure that your vote is counted. If your voting instruction form indicates that you may vote your shares through www.proxyvote.com, you may vote your shares over the Internet during the meeting with the 16-digit control number indicated on the voting instruction. If you do not have a 16-digit control number and wish to vote at the meeting please contact your broker, bank, or other nominee for instructions on how to vote.
How many votes do I have?
Each ordinary share is entitled to one vote per share with respect to the election of the director nominee in Proposal 1B and one vote per share on each of Proposals 2, 3 and 4. Each Series A preferred share is entitled to 1,000 votes per share (subject to adjustment), on an as-converted to ordinary shares basis, with respect to the election of the director nominees in Proposal 1A and Proposal 1B. Only holders of Series A preferred shares can vote on the director nominee in Proposal 1A.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote in one of the ways described above, your shares will not be voted at the Annual Meeting and will not be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner and do not direct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee will only be able to vote your shares with respect to proposals considered to be “routine.” Your broker, bank or other nominee is not entitled to vote your shares with respect to “non-routine” proposals, which we refer to as a “broker non-vote.” Whether a proposal is considered routine or non-routine is subject to stock exchange rules and final determination by the stock exchange. Even with respect to routine matters, some brokers choose not to exercise discretionary voting authority. As a result, we urge you to direct your broker, bank or other nominee how to vote your shares on all proposals to ensure that your vote is counted.
What if I sign and return a proxy card or otherwise vote but do not make specific choices?
Shareholder of Record: Shares Registered in Your Name
The shares represented by each signed and returned proxy will be voted at the Annual Meeting by the persons named as proxies in the proxy card in accordance with the instructions indicated on the proxy card. However, if you are the shareholder of record and sign and return your proxy card without giving specific instructions, the persons named as proxies in the proxy card will vote your shares in accordance with the recommendations of the Board. Your shares will be counted toward the quorum requirement.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are the beneficial owner and do not direct your broker, bank or other nominee how to vote your shares, your broker, bank or other nominee will only be able to vote your shares with respect to proposals considered to be “routine," such as Proposal 2. Your broker, fiduciary or custodian is not entitled to vote your shares with respect to “non-routine” proposals, such as Proposals 1A, 1B, 3, or 4, resulting in a broker non-vote with respect to such proposals.
Who is paying for this proxy solicitation?
We will pay for the cost associated with the solicitation of proxies, including the preparation, assembly, printing and mailing of the proxy materials. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse broker, bank or other nominee for the cost of forwarding proxy materials to beneficial owners of ordinary shares held in “street name.”
What does it mean if I receive more than one Notice or proxy card?
If you receive more than one Notice or proxy card, your shares may be registered in more than one name or in different accounts. Please cast your vote with respect to each Notice or proxy card that you receive to ensure that all your shares are voted.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting.
Shareholder of Record: Shares Registered in Your Name
If you are the shareholder of record, you may revoke your proxy in any one of the following ways:
•    You may submit another properly completed proxy card with a later date.
•    You may grant a subsequent proxy by telephone or over the Internet.
•    You may send a timely written notice that you are revoking your proxy to Crescent’s Corporate Secretary at 300 Fifth Avenue, Suite 1010, Waltham, MA 02451.
•    You may virtually attend the Annual Meeting and vote over the Internet by visiting www.virtualshareholdermeeting.com/CBIO2026. To attend the meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. Simply attending the meeting will not, by itself, revoke your proxy.
Your last submitted vote is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee.
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. In connection with the election of the director nominee in Proposal 1A, a quorum will be present if the holders of a simple majority of the issued and outstanding Series A preferred shares are present by remote communication or represented by proxy. In connection with all other proposals put forward at the Annual Meeting, a quorum will be present if the holders of a simple majority of the issued and outstanding ordinary shares entitled to vote at the meeting are present by remote communication or represented by proxy. On the Record Date, there were 27,571,935 ordinary shares outstanding and entitled to vote and 2,890 Series A preferred shares outstanding and entitled to vote. Thus, the holders of 1,446 Series A preferred shares must be present in person or represented by proxy at the meeting to have a quorum to appoint the director nominee in Proposal 1A and the holders of 13,785,968 ordinary shares must be present in person or by proxy at the Annual Meeting to have a quorum to approve the remaining Proposals 1B, 2, 3, and 4.
Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you virtually attend the Annual Meeting and vote over the Internet during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CBIO2026. Abstentions and broker non-votes, if any, will be counted toward the quorum requirement. If there is no quorum to appoint the director nominee in Proposal 1A, the chair of the meeting or the holders of a simple majority of Series A preferred shares represented at the meeting, by remote communication or represented by proxy, may adjourn the meeting to another time or date for the purposes of Proposal 1A only. If there is no quorum to approve the remaining Proposals 1B, 2, 3, and 4, the chair of the meeting or the holders of a simple majority of ordinary shares represented at the meeting, by remote communication or represented by proxy, may adjourn the meeting to another time or date for purposes of Proposals 1B, 2, 3, and 4.
What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of Proposals 1A or 1B, or an “abstention,” in the case of the three other proposals to be voted on at the Annual Meeting, represents a shareholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum, but votes withheld have no effect on Proposals 1A or 1B and abstentions will have no effect on Proposals 2, 3 or 4.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting.
For Proposal 1A, votes by holders of the Series A preferred shares only, voting together as a separate class on an as‑converted to ordinary share basis, will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “FOR” the applicable nominee, “WITHHOLD” with respect to the applicable nominee and broker non‑votes, if any.
For Proposal 1B, votes by holders of our ordinary shares and any other class or series of voting shares (including the Series A preferred shares), voting together as a single class on an as‑converted to ordinary share basis, will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “FOR” the applicable nominee, “WITHHOLD” with respect to the applicable nominee and broker non‑votes, if any.

With respect to Proposals 2 and 3, the inspector of election appointed for the Annual Meeting, will count votes “FOR,” “AGAINST,” abstentions, and broker non-votes, if any.

With respect to Proposal 4, the inspector of election appointed for the Annual Meeting will count votes for “ONE-YEAR,” “TWO-YEARS,” “THREE-YEARS,” abstentions, and broker non-votes, if any.
A representative of Broadridge Financial Solutions, Inc. has been appointed as the inspector of election for the Annual Meeting.
How many votes are needed to approve each proposal?
•    Proposal 1A: Election of Preferred Director

A nominee will be elected as a director at the Annual Meeting if a plurality of votes cast by shareholders, represented by remote communication or by proxy at the Annual Meeting, vote “FOR” the nominee's election. Only Series A preferred shares are eligible to vote on Proposal 1A. Only votes “FOR” will affect the outcome. Votes “WITHHELD” and broker non-votes, if any, will not be counted as votes cast on the matter and will have no effect on the proposal. Shareholders do not have cumulative voting rights for the election of directors.
•    Proposal 1B: Election of At-Large Director

A nominee will be elected as a director at the Annual Meeting if a plurality of votes cast by shareholders, represented by remote communication or by proxy at the Annual Meeting, vote “FOR” the nominee's election. Only Series A preferred shares voting on an as-converted to ordinary shares basis and ordinary shares are eligible to vote on Proposal 1B. Only votes “FOR” will affect the outcome. Votes “WITHHELD” and broker non-votes, if any, will not be counted as votes cast on the matter and will have no effect on the proposal. Shareholders do not have cumulative voting rights for the election of directors.

•    Proposal 2: Ratification of Independent Auditor Appointment

The affirmative vote of the holders of a simple majority of the votes cast by ordinary shareholders, being entitled to do so, either by remote communication or proxy, at the Annual Meeting is required to approve this proposal. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and, like broker non-votes, if any, will have no effect on the proposal.
•    Proposal 3: Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

The affirmative vote of the holders of a simple majority of the votes cast by ordinary shareholders, being entitled to do so, either by remote communication or proxy, is required to approve this proposal. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and, like broker non-votes, if any, will have no effect on the proposal.
•    Proposal 4: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes to Approved Named Executive Officer Compensation

The affirmative vote of the holders of at least a majority of the votes cast by ordinary shareholders, being entitled to do so, either by remote communication or proxy, is required to approve this proposal. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by ordinary shareholders. Abstentions represent a shareholder’s affirmative choice to decline to vote on a proposal and, like broker non-votes, if any, will have no effect on the proposal.
Your votes on Proposals 3 and 4 are advisory, which means that the results are non-binding on us, our Board and its committees. Although non-binding, our Board and its committees value the opinions of our shareholders and will review and consider the voting results when making future decisions regarding the compensation of our named executive officers and the frequency with which we will seek future advisory votes to approve compensation for our named executive officers.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results are expected to be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What proxy materials are available on the Internet?
The Notice and Proxy Statement and Annual Report to Shareholders are available at www.proxyvote.com.
Interest of Certain Persons in Matters to Be Acted Upon
The Board knows of no matters to come before the Annual Meeting other than the matters referred to in this Proxy Statement; however, if any other matters should properly come before the meeting, the persons named in the enclosed proxy intend to vote in accordance with their best judgment. No director, nominee for election as director, or executive officer of Crescent since the beginning of the last fiscal year or their associates has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be voted upon other than election to the Board.

PROPOSAL 1A AND PROPOSAL 1B
ELECTION OF DIRECTORS

In accordance with our Articles of Association, the Board has fixed the number of directors constituting the Board at six. Pursuant to the Articles and the Certificate of Designation of Preferences, Rights and Limitations of the Series A Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), at all times when at least 30% of the originally issued Series A preferred shares remain issued and outstanding: (i) the holders of our Series A preferred shares, exclusively and voting together as a separate class on an as-converted to ordinary shares basis, are entitled to elect two directors (the “Preferred Directors”) and (ii) the holders of our ordinary shares and of any other class or series of voting shares (including our Series A preferred shares), exclusively and voting together as a single class on an as-converted to ordinary shares basis, are entitled to elect the balance of the total number of directors, currently four directors (the “At-Large Directors”). An affiliate of Fairmount Funds Management LLC (“Fairmount”) is the sole holder of Series A preferred shares. Peter Harwin and Jonathan Violin have been elected as the Preferred Directors and our other directors are At-Large Directors. At the Annual Meeting, the holders of Series A preferred shares will vote to elect Jonathan Violin, Ph.D., as a Class II director to serve until the 2029 Annual Meeting of Shareholders or until his successor is duly elected and qualified or until his earlier resignation, death, disqualification or removal, and the holders of our ordinary shares and of Series A preferred shares will vote to elect Susan Moran, M.D., MSCE, as a Class II director to serve until the 2029 Annual Meeting of Shareholders or until her successor is duly elected and qualified or until her earlier resignation, death, disqualification or removal. Each of Drs. Violin and Moran was originally appointed to the Board in June 2025 in accordance with the Merger Agreement.
Our director nominees have indicated that they are willing and able to serve as directors. However, if either of them becomes unable or, for good cause, unwilling to serve, any vacancies of the Board will be filled in accordance with the Articles and the Certificate of Designation.
Information Regarding Director Nominees and Continuing Directors
Our Board is divided into three classes, with members of each class holding office for staggered three-year terms. There are currently two Class II directors, who are up for election at this meeting for a term expiring at the 2029 Annual Meeting of Shareholders; two Class III directors, whose terms expire at the 2027 Annual Meeting of Shareholders; and two Class I directors, whose terms expire at the 2028 Annual Meeting of Shareholders. At each succeeding annual general meeting of shareholders thereafter, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual general meeting.
Biographical and other information regarding our director nominees and directors continuing in office, including the primary skills and experiences considered by our Nominating and Corporate Governance Committee (the “Nominating Committee”) in determining to recommend them as nominees, is set forth below:

NAME	CLASS	AGE*	POSITION HELD WITH CRESCENT
Alexandra Balcom(1)(2)	III	42	Director
Joshua Brumm	I	48	Director, Chief Executive Officer
Peter Harwin(3)	I	40	Director and Chair
David Lubner(1)(2)(3)	III	62	Director
Susan Moran, M.D., MSCE(1)(2)	II	56	Director
Jonathan Violin(3)	II	50	Director
____________
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Member of the Nominating Committee.
*    As of April 21, 2026

Class II Director Nominees
Susan Moran, M.D., MSCE. Dr. Moran has served as a member of our Board since November 2024. From July 2021 to May 2024, Dr. Moran served as Chief Medical Officer of RayzeBio, Inc., a Nasdaq-listed radiopharmaceutical therapeutics company that was acquired by the Bristol-Myers Squibb Company in 2024. Prior to joining RayzeBio, Dr. Moran served as Chief Medical Officer at QED Therapeutics, Inc., a biotechnology company and subsidiary of BridgeBio Pharma, Inc. (Nasdaq: BBIO), from March 2018 to June 2021. Prior to joining QED, Dr. Moran held positions of increasing responsibility at Puma Biotechnology, Inc. (Nasdaq: PBYI), a biopharmaceutical company, from 2014 to 2018, most recently serving as Vice President and Head of Clinical Development. Prior to joining Puma, Dr. Moran served as Medical Director at Takeda Oncology from 2011 until 2014 and as Senior Medical Director at Sanofi Genzyme from 2007 until 2011. Dr. Moran is a board-certified internist and previously held faculty appointments at the University of Pennsylvania School of Medicine and Harvard Medical School. Dr. Moran currently serves on the board of directors of Tyra Biosciences, Inc. (Nasdaq: TYRA) and BioAtla, Inc. (Nasdaq: BCAB). Dr. Moran received a B.A. from the University of Virginia, a M.D. from Duke University, and a M.S. in Clinical Epidemiology from the University of Pennsylvania School of Medicine.
We believe Dr. Moran is qualified to serve as a member of our Board because of her leadership, scientific, medical and academic experience in the biotechnology industry.
Jonathan Violin, Ph.D. Dr. Violin has served as a member of our Board since October 2024. Dr. Violin has served as the Chief Executive Officer and President of Korsana Biosciences, Inc. since August 2025. Dr. Violin previously served as Crescent’s Chief Executive Officer and President from October 2024 to March 2025. Dr. Violin served as a Venture Partner at Fairmount Funds, a healthcare investment firm, from June 2023 until December 2025. Prior to joining Fairmount, Dr. Violin served as President, Chief Executive Officer and member of the board of directors of Viridian Therapeutics, Inc. (Nasdaq: VRDN), a biopharmaceutical company, from January 2021 to February 2023, and he previously served as President and Chief Operating Officer of Viridian from October 2020 until January 2021. He was the Co-Founder of Viridian’s predecessor and led its operations from April 2020 to its acquisition. Dr. Violin has served as a member of the board of directors of Dianthus Therapeutics, Inc. (formerly Magenta Therapeutics, Inc.) (Nasdaq: DNTH) since the completion of its business combination in September 2023 with Dianthus Therapeutics, Inc., a biotechnology company he co-founded in 2019. Dr. Violin also co-founded Quellis Biosciences, Inc., a biotechnology company (acquired by Astria Therapeutics, Inc. (Nasdaq: ATXS), formerly Catabasis Pharmaceuticals, Inc.), in 2018 and, from January 2021 until its acquisition by BioCryst Pharmaceuticals in January 2026, served on the Astria Therapeutics board of directors. Prior to that, he co-founded and helped lead Trevena Inc., a biotechnology company, in various roles from 2008 until November 2018, including most recently as Senior Vice President, Scientific Affairs and Investor Relations Officer. Dr. Violin received a Ph.D. from the Department of Pharmacology in the Biomedical Sciences Program at the University of California, San Diego, an M.B.A. with a concentration in Health Sector Management from the Fuqua School of Business at Duke University, and a B.S. in Chemical Pharmacology from Duke University.
We believe that Dr. Violin is qualified to serve as a member of our Board because of his extensive experience and innovations in the field of biotechnology and his academic expertise and accomplishments.
Class I Directors Continuing in Office
Joshua Brumm. Mr. Brumm has served as our Chief Executive Officer and as a member of our Board since March 2025. Prior to joining us, Mr. Brumm was a General Partner at Forbion, a leading life sciences investment firm, from June 2024 to March 2025. From October 2019 to March 2024, Mr. Brumm served as Chief Executive Officer and President and as a director of Dyne Therapeutics, Inc. (Nasdaq: DYN), a biotechnology company. Prior to joining Dyne Therapeutics, Mr. Brumm served as Chief Operating Officer and Chief Financial Officer at Kaleido Biosciences, Inc. (formerly, Nasdaq: KLDO), a healthcare company, from April 2018 to October 2019. Prior to joining Kaleido, Mr. Brumm served as Chief Operating Officer and Chief Financial Officer at Versartis, Inc., a biopharmaceutical company, from November 2013 until December 2017. Mr. Brumm served as Executive Vice President of Finance and Principal Financial Officer at Pharmacyclics, LLC, a biopharmaceutical company, from August 2012 to August 2013. Prior to joining Pharmacyclics, Mr. Brumm served in various roles at ZELTIQ

Aesthetics, Inc., a medical technology company, from December 2009 to August 2012, including as Senior Vice President and Chief Financial Officer, Vice President of Corporate Development and Investor Relations, Senior Managing Director of International Sales and Director of Corporate Development and Strategy. Prior to his service at ZELTIQ Aesthetics, Mr. Brumm served as Director of Finance at Proteolix, Inc. and held investment banking roles at Citigroup Global Markets, Inc. and Morgan Stanley. Mr. Brumm currently serves on the board of AIRNA, Corporation, Inc., as Chairman of the Board of Amphista Therapeutics Limited, and as a venture partner at Forbion. Mr. Brumm holds a B.A. in business administration from the University of Notre Dame.
We believe that Mr. Brumm is qualified to serve as a member of our Board because of his extensive experience as a senior management executive of healthcare and biotechnology companies, as well as his finance background and experience as an investor in life sciences companies.
Peter Harwin. Mr. Harwin has served as a member of our Board since September 2024. Mr. Harwin is a founding partner of Fairmount, a healthcare investment firm he co-founded in April 2016. Prior to Fairmount, Mr. Harwin served as a member of the investment team at Boxer Capital, LLC, an investment fund that was part of the Tavistock Group, based in San Diego. Mr. Harwin also serves as chairman of the board of directors of Cogent Biosciences, Inc. (Nasdaq: COGT) and as a member of the board of directors of Apogee Therapeutics, Inc. (Nasdaq: APGE), Damora Therapeutics, Inc. (Nasdaq: DMRA), Oruka Therapeutics, Inc. (Nasdaq: ORKA), Spyre Therapeutics, Inc. (Nasdaq: SYRE) and Paragon Therapeutics, Inc. Mr. Harwin previously served as a director of Viridian Therapeutics, Inc. (Nasdaq: VRDN) from October 2020 until March 2025. Mr. Harwin received a B.B.A. from Emory University.
We believe Mr. Harwin is qualified to serve as a member of our Board because of his experience advising and serving as a director of biotechnology companies and as a manager of funds specializing in the area of life sciences.
Class III Directors Continuing in Office
Alexandra Balcom. Ms. Balcom has served as a member of our Board since November 2024. Ms. Balcom has served as Chief Financial Officer at Nuvalent, Inc. (Nasdaq: NUVL), a biotechnology company, since January 2021. From April 2017 to March 2021, Ms. Balcom held positions of increasing responsibility at SQZ Biotechnologies Company, formerly a NYSE-listed biotechnology company, most recently serving as Vice President of Finance from January 2019 to March 2021. Prior to joining SQZ Biotechnologies, Ms. Balcom held positions of increasing responsibility at Agios Pharmaceuticals Inc. (Nasdaq: AGIO), a biopharmaceutical company, from January 2011 to April 2017, most recently serving as Corporate Controller. Ms. Balcom received a B.B.A. in Finance from the University of Massachusetts, Amherst, and a M.B.A. from Boston College. Ms. Balcom is a Certified Public Accountant in Massachusetts.
We believe Ms. Balcom is qualified to serve as a member of our Board because of her experience as an executive officer of life sciences companies, her expertise in finance and her background in business development and operations.
David Lubner. Mr. Lubner has served as a member of our Board since April 2025. Mr. Lubner served as Executive Vice President and Chief Financial Officer of Ra Pharmaceuticals, Inc., a biotechnology company acquired by UCB S.A. in April 2020, from January 2016 until June 2020. Before joining Ra Pharmaceuticals, Mr. Lubner served as Chief Financial Officer of Tetraphase Pharmaceuticals, Inc., a biotechnology company, from its inception in 2006 to 2016, as Chief Financial Officer of PharMetrics Inc., a patient-based pharmacy and medical claims data informatics company, from 1999 until it was acquired by IMS Health in 2005 and as Vice President and Chief Financial Officer of ProScript, Inc. from 1996 to 1999. Mr. Lubner serves as a member of the board of directors of Arcellx Inc. (Nasdaq: ACLX), Dyne Therapeutics, Inc. (Nasdaq: DYN) and several other private companies. Mr. Lubner previously served on the board of directors of Nightstar Therapeutics plc from 2017 until it was acquired by Biogen Inc. in June 2019, Therapeutics Acquisition Corporation (d/b/a as Research Alliance Corp. I), a blank check company focused on the healthcare industry from May 2020 to June 2021, Gemini Therapeutics, Inc. from 2020 to 2022, Point Biopharma, Inc. from 2021 until it was acquired by Eli Lilly and Company in 2023, Cargo Therapeutics, Inc. (Nasdaq: CRGX) until August 2025, and Vor Biopharma, Inc. (Nasdaq: VOR) until August

2025. He received his B.S. in business administration from Northeastern University and an M.S. in taxation from Bentley University.
We believe Mr. Lubner is qualified to serve as a member of our Board because of his financial and leadership experience as a senior executive in the biotechnology industry and his experience as a director of a public biotechnology company, including serving as chair of the audit committee.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NAMED NOMINEE ABOVE

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed PricewaterhouseCoopers LLP (“PwC”) as Crescent’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by our shareholders at the Annual Meeting. PwC has served as our auditor since the Merger Closing in 2025. PwC served as the independent registered public accounting firm of Crescent prior to the consummation of the Merger since Crescent’s inception. On June 13, 2025, the Audit Committee appointed PwC as the independent registered public accounting firm of the Company. During GlycoMimetics’ (as predecessor entity to the Company for SEC reporting purposes) two most recent fiscal years and the subsequent period from January 1, 2025 to June 13, 2025, neither GlycoMimetics nor anyone on its behalf consulted PwC regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on GlycoMimetics’ financial statements, and neither a written report nor oral advice was provided to GlycoMimetics that PwC concluded was an important factor considered by GlycoMimetics in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Representatives of PwC are expected to attend the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Ernst & Young LLP (“EY”) served as the independent registered public accounting firm of GlycoMimetics prior to the consummation of the Merger. On June 13, 2025, EY was dismissed as the independent registered public accounting firm of the Company. The decision to dismiss EY was approved by the Audit Committee. Representatives of EY are not expected to attend the Annual Meeting.
Except for an explanatory paragraph stating that substantial doubt exists about GlycoMimetics, Inc.’s ability to continue as a going concern as described in Note 2 to its financial statements, the reports of EY on the financial statements of GlycoMimetics for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During GlycoMimetics’ two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period from January 1, 2025 to June 13, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreement in connection with its report and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).
The Company previously provided EY with a copy of the disclosures regarding EY’s dismissal reproduced in this Proxy Statement and requested EY to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of EY’s letter to the SEC dated June 18, 2025 regarding these statements was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 18, 2025.
Neither Crescent’s Articles nor other governing documents or law require shareholder ratification of the appointment of PwC as Crescent’s independent registered public accounting firm. However, the Audit Committee is submitting the appointment of PwC to shareholders for ratification as a matter of good corporate practice. If shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain PwC. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Crescent.

Principal Accountant Fees and Services
The following is a summary of the audit fees billed and expected to be billed for the indicated period to Crescent by PricewaterhouseCoopers LLP (“PwC”), Pre-Merger Crescent’s independent registered public accounting firm and Crescent’s independent registered public accounting firm on and after June 13, 2025, and the fees billed by PwC for all other services rendered during the indicated period. All services associated with such fees on and after June 13, 2025 were pre-approved by our Audit Committee in accordance with the “Pre-Approval Policies and Procedures” described below.

Fee Category	Fiscal Year Ended December 31, 2025	Period from September 19, 2024 (Inception) to December 31, 2024
Audit Fees (1)	$ 1,712,045	$ 320,286
Tax Fees	8,500
All Other Fees (2)	2,125	—
Total Fees	$ 1,722,670	$ 320,286
__________________
(1)Audit Fees consisted of fees and expenses covering the audit of our consolidated financial statements, reviews of our interim quarterly reports, accounting and financial reporting consultations on accounting matters directly related to the audit, and the issuance of consents in connection with registration statement filings with the Securities and Exchange Commission (the “SEC”).
(2)All Other Fees consist of all other services and fees billed for an annual subscription to PwC’s online resource library.
Pre-Approval Policies and Procedures
In connection with the Merger Closing, our Board and Audit Committee adopted a policy and procedures for the pre-approval of audit and non-audit services performed by our independent registered public accounting firm. These procedures generally approve the performance of specific services subject to a cost limit for all such services. This general approval is reviewed, and if necessary modified, at least annually. Management must obtain the specific prior approval of the Audit Committee for each engagement of our independent registered public accounting firm to perform other audit-related or non-audit services. The Audit Committee does not delegate its responsibility to pre-approve services performed by our independent registered public accounting firm to any member of management. The Audit Committee has delegated authority to the Audit Committee chair to pre-approve audit and non-audit services to be provided to us by our independent registered public accounting firm provided that the fees for such services do not exceed $100,000. Any pre-approval of services by the Audit Committee chair pursuant to this delegated authority must be reported to the Audit Committee at its next regularly scheduled meeting.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Rule 14a‑21 under the Exchange Act, we are asking shareholders to cast a non-binding, advisory vote to approve the compensation of the Company’s named executive officers identified in the section titled “Executive Compensation” set forth below in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their view on compensation for our named executive officers. The say-on-pay vote is advisory and, therefore, not binding on us. Our Board and Compensation Committee value the opinions of our shareholders and review and consider the voting results when making decisions regarding our compensation program for our named executive officers. Accordingly, we ask our ordinary shareholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s ordinary shareholders approve, on an advisory (non-binding) basis, the 2025 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2026 annual general meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the section entitled Executive and Director Compensation, the Summary Compensation Table and related compensation tables and narrative disclosure.”
Our executive compensation program is designed to align executive pay with our performance on both short-term and long-term bases, link executive pay to specific, measurable results intended to create value for shareholders and utilize compensation as a tool to assist us in attracting and retaining executives that we believe are critical to our long-term success. The “Executive Compensation” section of this Proxy Statement describes our executive compensation program in more detail.
This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, programs, and practices described in this Proxy Statement.
Following GlycoMimetics’ 2020 annual meeting of stockholders, GlycoMimetics’ stockholders recommended, and GlycoMimetics determined, that the stockholder vote on the compensation of the named executive officers would occur every year. Subject to the Board’s determination after considering the advisory, non-binding vote on the frequency of future advisory votes to approve named executive officer compensation (see Proposal 4), the next say-on-pay vote following this one is expected to occur at the 2027 annual general meeting of shareholders.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4
APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with the Dodd-Frank Act, we are asking our ordinary shareholders to vote on whether future advisory votes to approve named executive officer compensation of the nature reflected in Proposal 3 should occur every year, every two years or every three years. This vote on the frequency of future advisory votes to approve named executive officer compensation is non-binding on our Board and is required pursuant to Section 14A of the Exchange Act. However, because our Board values the opinions that our shareholders express in their votes, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding how frequently future advisory votes to approve named executive officer compensation should be held and expects to be guided by the alternative that receives the greatest number of votes, even if that alternative does not receive a majority vote.
The Board is recommending that our ordinary shareholders vote to hold future advisory votes on the compensation paid to our named executive officers annually, believing that this will result in better communication with shareholders and will result in more meaningful and direct input by shareholders into our executive compensation program, policies and practices. Shareholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice from among the frequency alternatives of every one year, two years or three years.
Recommendation of the Board
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF A ONE-YEAR FREQUENCY FOR PROPOSAL 4.

CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board. Our Board has adopted a set of Corporate Governance Guidelines as a framework for the governance of the Company, which is posted on our website located at https://investors.crescentbiopharma.com/ under “Corporate Governance.”
Our Governance Structure and Philosophy
Our governance practices reflect the environment in which we operate and are designed to support our mission to develop the next wave of cancer therapies. Crescent is a newly public, pre-revenue, clinical-stage biotechnology company in an evolving industry, with a focus on developing our candidate pipeline through both business development and internal research efforts, and, like other companies in the biotechnology industry, face extreme share price and volume fluctuations that are often unrelated or disproportionate to our operating performance. With these business environment considerations in mind, the Board believes our current governance structure enables the management team to act with deliberation and to focus on delivering long-term value to shareholders and protect minority investors from the interests of potentially short-sighted investors who may seek to act opportunistically and not in the best interests of the Company. This structure includes the following elements:
•    Classified board: Our directors serve three-year terms, with approximately 1/3 of the Board (instead of the entire Board) elected at each annual general meeting. This helps to provide stability and continuity, permitting directors to develop and share institutional knowledge and focus on the long term, and encourages shareholders to engage directly with the Board and management team regarding significant corporation transactions.
•    Supermajority voting: The voting standard for most items is a simple majority of the votes cast by shareholders as, being entitled to do so, vote in person, by remote communication, or by proxy, but a majority of not less than 2/3 of the votes cast of such shareholders as, being entitled to do so, vote in person or, by proxy, are needed to amend our Articles and to remove directors with cause. This helps protect against a small group of shareholders acting to amend our governing documents or to remove directors for reasons that may not be in the best interests of the Company.
•    Plurality voting for directors: Our directors are elected by a plurality of votes cast. This helps avoid potential disruption to the Board and management team as a result of a “failed election.”
•    Shareholders cannot call special meetings and have limited ability to act by written consent: Shareholders can propose business at each annual general meeting (in accordance with relevant provisions in our Articles and Rule 14a-8) but cannot call a shareholder vote in between annual general meetings. Action by written consent requires the approval in writing of all the shareholders entitled to vote, which is difficult to achieve in practice. This helps avoid unnecessary diversion of Board and management time (potentially at the request of a limited number of shareholders acting to further short-term special interests) from executing on our long-term strategy.
Recognizing that the Company’s operating environment continues to evolve and that governance practices should not be static as a matter of course, the Board annually evaluates our governance structure to confirm it remains in the best interests of the Company and values input from our shareholders on this topic.
Independence of the Board of Directors
Our Board has reviewed the independence of all directors in light of each director’s (or any family member’s, if applicable) affiliations with the Company and members of management, as well as significant holdings of our securities and all other facts and circumstances that the Board has deemed relevant in determining the independence of each director. The Board has determined that each of the directors, other than Joshua Brumm, our current Chief Executive Officer, and Jonathan Violin, our former Chief Executive Officer, including Alexandra Balcom, Peter Harwin, David Lubner, and Susan Moran, qualify as “independent directors” as defined by the Nasdaq listing rules.

Nasdaq listing rules have objective tests and a subjective test for determining who is an “independent director.” The subjective test states that an independent director must be a person who lacks a relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has not established categorical standards or guidelines to make these subjective determinations but considers all relevant facts and circumstances. In making its independence determinations, the Board considered the current and prior relationships that each director has with the Company and Pre-Merger Crescent and all other facts and circumstances that the Board deemed relevant in determining the independence of each director, including the relationship of Mr. Harwin to the Company’s significant shareholder, Fairmount, any relevant related party transactions and the beneficial ownership of securities of GlycoMimetics, Pre-Merger Crescent or the current Company by each director.
In addition, GlycoMimetics’ board of directors previously determined that former directors Patricia S. Andrews, Mark Goldberg, M.D., Scott Jackson, Daniel M. Junius, Scott Koenig, and Timothy R. Pearson were independent during the period each served on the Board in 2025. GlycoMimetics’ board of directors determined Harout Semerjian, GlycoMimetics’ former Chief Executive Officer, was not an independent director in 2025 by virtue of his employment relationship with GlycoMimetics, and Rachel King was not an independent director in 2025 by virtue of her having served as GlycoMimetics’ Chief Executive Officer within the last three years.
All members of our Audit Committee, Compensation Committee and Nominating Committee must be independent directors under the Nasdaq listing rules, subject to available exceptions. Members of the Audit Committee and Compensation Committee also must satisfy the heightened independence criteria set forth in the Nasdaq listing rules. Our Board has determined that all members of our Audit Committee and Compensation Committee satisfy the relevant independence requirements for such committees.
The Board has also determined that each member of the Audit Committee of the Board and Compensation Committee of the Board is independent and satisfies the relevant independence requirements for such committees under the Nasdaq listing rules and the Exchange Act and that each member of the Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
Nasdaq Rule 5605(e)(1)(B) typically requires a nominations committee comprised solely of independent directors. However, Nasdaq Rule 5605(e)(3) provides that, if the nominations committee is comprised of at least three members, one director who is not an independent director and is not currently an executive officer or an employee or a family member of an executive officer of the company may be appointed to the nominations committee, under exceptional and limited circumstances, if the Board determines that such individual’s membership on the committee is required by the best interests of the company.
As discussed above, the Board has determined that Mr. Harwin and Mr. Lubner, who both serve on the Nominating Committee, are independent. Our Board has determined that, due to exceptional and limited circumstances, Dr. Violin’s membership on the Nominating Committee is in the best interests of us because Dr. Violin will be able to provide substantial insight and guidance to us on potential director nominees and corporate governance matters given his experience as Pre-Merger Crescent’s former Chief Executive Officer and his experience serving as a Chief Executive Officer or director of other public biotechnology companies.

Composition of the Board of Directors

Our Articles provide for a classified Board divided into three classes. The current composition of the classified Board is as follows: the Class I directors' terms expire at the 2028 annual meeting of shareholders; Class II directors' terms expire at the 2026 annual meeting of shareholders; and Class III directors' terms' expire at the 2027 annual meeting of shareholders. Joshua Brumm and Peter Harwin are Class I directors, whose terms will expire at the Company’s 2028 annual meeting of shareholders. Susan Moran and Jonathan Violin are Class II directors, whose terms will expire at the Company’s 2026 annual meeting of shareholders. Alexandra Balcom and David Lubner are Class III directors, whose terms will expire at the Company’s 2027 annual meeting of shareholders.

Thereafter, at each succeeding annual general meeting of shareholders, directors will be elected for a full three‑year term to succeed the directors of the class whose terms expire at such meeting. Each director will serve until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal. Any decrease in the number of directors constituting the Board will not shorten the term of any incumbent director.
Pursuant to our Certificate of Designation, at all times when at least 30% of the originally issued Series A preferred shares remains issued and outstanding: (i) the holders of our Series A preferred shares, exclusively and voting together as a separate class on an as-converted to ordinary shares basis, are entitled to elect two Preferred Directors; and (ii) the holders of our ordinary shares and of any other class or series of voting shares (including our Series A Preferred Shares), exclusively and voting together as a single class on an as-converted to ordinary shares basis, are entitled to elect the balance of the total number of directors of our Board, or the At-Large Directors. Each Preferred Director is entitled to three votes on each matter presented to our Board.
In addition, as long as any Series A preferred shares are issued and outstanding, the Company will not, without the affirmative vote of the Preferred Directors, acting together, or the holders of a simple majority of the then issued and outstanding Series A preferred shares: (i) alter or change adversely the powers, preferences or rights given to the Series A preferred shares or alter or amend the Certificate of Designation, amend the Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Company preferred shares, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A preferred shares, regardless of whether any of the foregoing actions will be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise; (ii) issue further Series A preferred shares beyond those currently issued or increase or decrease (other than by conversion) the number of authorized Series A preferred shares; (iii) at any time while at least 30% of the originally issued Series A preferred shares remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Company immediately before such transaction do not hold at least a simple majority of the share capital of the Company immediately after such transaction; (iv) increase the authorized number of directors constituting the Board or change the number of votes entitled to be cast by any director or directors on any matter; or (v) enter into any agreement with respect to any of the foregoing. Holders of ordinary shares acquired upon the conversion of shares of Series A preferred shares will be entitled to the same voting rights as each other holder of ordinary shares. The conversion ratio for each Series A preferred share will be 1,000 ordinary shares issuable upon the conversion of each Series A preferred share (corresponding to a ratio of 1,000:1), subject to adjustment as provided in the Certificate of Designation. Except as otherwise provided for in our Articles, the Certificate of Designation or by law, the Series A preferred shares do not have other voting rights.
Peter Harwin and Jonathan Violin were elected as the two Preferred Directors by the holders of our Series A preferred shares. These two directors, in the aggregate, have six votes on each matter presented to the Board, representing 60% of the total votes of the Board. As a result, these two Preferred Directors are able to control or significantly influence all matters submitted to our Board for approval, including business plans and policies and the appointment and removal of our officers. The holders of our Series A preferred shares thereby have influence with respect to the composition of our Board and, to the extent they influence the actions of the Preferred Directors, if at all, actions of our Board. An affiliate of Fairmount is the sole holder of our Series A preferred shares. Mr. Harwin is a Managing Member at Fairmount, and Dr. Violin was previously a Venture Partner at Fairmount.
Board Leadership Structure
Peter Harwin is the Chair of our Board (“Chair”). Although our governance documents do not require that we separate the Chief Executive Officer and Chair positions, our Board believes that having the positions be separate is the appropriate leadership structure for us at this time as it helps facilitate independent board oversight of management and allows the Chief Executive Officer to focus on strategy execution and managing the business while the Chair focuses on corporate governance and managing our Board.
Our Board recognizes that, depending on future circumstances, other leadership models, such as combining the roles of Chief Executive Officer and Chair, might be appropriate. Accordingly, our Board may periodically review its leadership structure. At any time when a non-independent director is serving as Chair, we anticipate that our independent directors will designate a lead independent director to preside at all meetings of the Board at which the

Chair is not present, preside over executive sessions of the independent directors, which will occur regularly throughout each year, serve as a liaison between the Chair and independent directors, and perform such additional duties as our Board may otherwise determine and delegate.
Role of the Board in Risk Oversight
The Board has an active role, as a whole and also at the committee level, in overseeing management of Crescent’s risks and focuses its oversight on the most significant risks facing Crescent and on Crescent’s processes to identify, prioritize, assess, manage and mitigate those risks. The Board regularly reviews information regarding Crescent’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee is responsible for overseeing Crescent’s practices with respect to risk assessment and management and the risks related to our financial statements and financial reporting process, compliance and information technology and cybersecurity. The Compensation Committee is responsible for overseeing the management of risks relating to Crescent’s compensation policies and programs. The Nominating Committee is responsible for overseeing the management of risks associated with director succession planning, the independence of the Board, and other corporate governance practices. Our Board and its committees receive regular reports from members of the Crescent’s senior management on areas of material risk to the Company, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for assessing and managing risks, including implementing processes and controls to mitigate their effects on the Company.
Meetings of the Board
The Board met three times in 2025 following the Merger. Each incumbent Board member attended 100% of the aggregate number of meetings of the Board and of the committees on which he or she served during the period in which he or she was on the Board or committee. We encourage each Board member to attend our annual shareholders’ meeting absent unusual circumstances. The Annual Meeting will be Crescent’s first annual shareholders’ meeting following the completion of the Merger.
Information Regarding Committees of the Board
Our Board has established an Audit Committee, a Compensation Committee and a Nominating Committee, each of which operates pursuant to a charter adopted by our Board which is posted on our website located at https://investors.crescentbiopharma.com/ under “Corporate Governance.” We believe the functioning and composition of these committees complies with the requirements of Nasdaq listing rules and SEC rules and regulations. Our Board may also establish other committees from time to time to assist us and our Board. Each of the Audit Committee, Compensation Committee and the Nominating Committee has the responsibilities described below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Alexandra Balcom	Chair	X
Peter Harwin			Chair
David Lubner	X	Chair	X
Susan Moran	X	X
Jonathan Violin			X
Total # of meetings in 2025 following the Merger	2	4	1
Audit Committee
The members of our Audit Committee are Alexandra Balcom, David Lubner and Susan Moran, each of whom qualifies as an independent director for Audit Committee purposes as defined under the rules of the SEC and the applicable Nasdaq listing rules and has sufficient knowledge in financial and auditing matters to serve on our Audit

Committee. Alexandra Balcom is the chair of the Audit Committee. In addition, our Board has determined that Alexandra Balcom is an “audit committee financial expert” as defined under the rules of the SEC.
The primary responsibilities of our Audit Committee include:
•reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•overseeing the Company’s compliance with ethical, legal and regulatory requirements;
•establishing and periodically reviewing policies for the review, approval, and ratification of related person transactions;
•the appointment, compensation, retention, and oversight of the independent registered public accounting firm;
•establishing and overseeing procedures for handling reports of potential misconduct;
•reviewing and discussing the Company’s practices with respect to risk assessment and risk management; and
•overseeing the report of the Audit Committee report required to be included in the Company's annual proxy statement.
Report of the Audit Committee of the Board of Directors(1)
The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm the matters that they are required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the rules of the PCAOB describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2025.

Alexandra Balcom (Chair)
David Lubner
Susan Moran, M.D., MSCE
---------------------------
(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Crescent under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee
The members of our Compensation Committee are Alexandra Balcom, David Lubner and Susan Moran, each of whom qualifies as an independent director for Compensation Committee purposes as defined under the rules of the SEC and the applicable Nasdaq listing rules. David Lubner is the chair of the Compensation Committee.
The primary responsibilities of our Compensation Committee include:

•periodically reviewing and approving the compensation and other benefits for our senior officers and directors;

•reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer ("CEO"), evaluating the CEO's performance in light of these goals and objectives, and approve, or recommend to the Board, compensation of the CEO;

•overseeing the evaluation of the other executive officers and approve, or recommend to the Board, compensation of the other executive officers;

•administering and making recommendations to our Board regarding equity incentive plans that are subject to the Board’s approval and approve the grant of equity awards under those plans;

•reviewing and discussing with management our Compensation Discussion and Analysis and related disclosures;

•overseeing the administration of our clawback policy; and

•annually evaluating the performance of the Compensation Committee.
Compensation Consultants

The Compensation Committee has the authority under its charter to retain or obtain the advice outside consultants or advisors, as it determines appropriate to assist it in the performance of its functions. In accordance with this authority, the Compensation Committee has engaged the services of Aon Consulting, Inc. ("Aon") as its independent outside compensation consultant.

As requested by the Compensation Committee, in 2025, Aon’s services to the Compensation Committee included assisting us in developing our peer group composition, providing market practice information on director compensation, analyzing benchmarking data with respect to our executives’ overall individual compensation and providing information regarding current trends and developments in executive compensation, equity-based awards, severance agreements and best practices in the use of long-term incentives to encourage employee retention based on our peer group.

All executive compensation services provided by Aon during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Aon was approved by the Compensation Committee. Neither Aon nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Aon raised any conflict of interest for services performed during 2025 and determined that it did not.

Additionally, during 2025, Aon did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.

Nominating Committee
The members of our Nominating Committee are Peter Harwin, David Lubner, and Jonathan Violin. Peter Harwin is the chair of the Nominating Committee.

Nasdaq Rule 5605(e)(1)(B) typically requires a nominations committee comprised solely of independent directors. However, Nasdaq Rule 5605(e)(3) provides that, if the nominations committee is comprised of at least three members, one director, who is not an independent director and is not currently an executive officer or an employee or a family member of an executive officer of the company, may be appointed to the nominations committee, under exceptional and limited circumstances, if the Board determines that such individual’s membership on the committee is required by the best interests of the company.
Our Board has determined that, due to exceptional and limited circumstances, Dr. Violin’s membership on the Nominating Committee is in the best interests of us because Dr. Violin will be able to provide substantial insight and guidance to us on potential director nominees and corporate governance matters given his experience as Pre-Merger Crescent’s former Chief Executive Officer and his experience serving as a Chief Executive Officer or director of other public biotechnology companies.
Our Nominating Committee is responsible for:

•engaging in succession planning for our Board;

•developing and recommending to our Board criteria for identifying and evaluating qualified director candidates and making recommendations to our Board regarding candidates for election or reelection to our Board at each annual shareholders’ meeting;

•overseeing corporate governance matters; and

•overseeing the structure, composition and functioning of our Board and its committees.
Director Nomination Process
The Nominating Committee is responsible for, among other things, engaging in succession planning for directors and identifying qualified individuals to become members of the Board to oversee management’s execution of the Company’s strategy and safeguard the long-term interests of shareholders. In this regard, the committee is charged with developing and recommending Board membership criteria to the Board for approval, evaluating the composition of the Board annually to assess the skills and experience that are currently represented on the Board and to assess the criteria that may be needed in the future, and identifying, reviewing the qualifications of and recommending potential director candidates.
In identifying potential candidates for Board membership, the Nominating Committee considers recommendations from directors, shareholders, management and others, including, from time to time, third-party search firms to assist it in locating qualified candidates.
Criteria for Board Membership
In assessing potential candidates for Board membership and in assessing Board composition, the Nominating Committee considers a wide range of factors and generally seeks to balance the following skills, experiences and backgrounds on the Board:
•    Leadership: experience serving in a leadership role of an organization, including driving strategy execution, organizational growth and managing human capital;
•    Finance & Accounting: experience or expertise in finance, accounting, financial reporting processes and capital markets;
•    Biotechnology and Oncology Industry: experience and knowledge of the biotechnology industry, in particular regarding therapeutics for cancers;
•    Clinical Development: experience driving the development of therapeutics, including the design and management of clinical trials;

•    Drug Approval Planning/Commercialization: experience driving the planning process for new drug approvals, including medical affairs, and managing commercialization operations for approved drug candidates, including product manufacturing, pricing, reimbursement, marketing and distribution;
•    Corporate Governance: experience, whether currently or in the past, serving on other public company boards of directors;
•    Operations & Administration: experience managing corporate operations, including in the areas of human resources, legal, regulatory, public relations and product quality; and
•    Science & Research: expertise or research experience in scientific disciplines related to biotechnology (e.g., biology, chemistry, medicine).
In addition to the above, the Nominating Committee generally believes it is important for all Board members to possess the highest personal and professional ethics, integrity and values, an inquisitive and objective perspective, a sense for priorities and balance, the ability and willingness to devote sufficient time and attention to Board matters, and a willingness to represent the long-term interests of all our shareholders.
In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews these directors’ overall service to Crescent during their terms, such as the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, once potential director candidates are identified, the committee, with the assistance of management, undertakes a vetting process that considers each candidate’s background, independence and fit with the Board’s priorities. As part of this vetting process, the committee, as well as other members of the Board and the CEO, may conduct interviews with the candidates. The Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating Committee also conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating Committee meets to discuss and consider the candidates’ qualifications. If the committee determines that a potential candidate meets the needs of the Board and has the desired qualifications, it recommends the candidate to the full Board for appointment or nomination and to the shareholders for election at the annual general meeting.
Director Time Commitments
While Board members benefit from service on the boards of other companies, under the Board’s Corporate Governance Guidelines, directors are encouraged to limit the number of other boards on which they serve so as not to interfere with their service as a director of the Company. Directors are expected to advise the chair of the Nominating Committee before accepting a seat on the board of another for-profit organization.
Shareholder Recommendations for Directors
The Nominating Committee will consider director candidates recommended by shareholders. The Nominating Committee evaluates candidates recommended by shareholders by applying substantially the same process, and applying substantially the same criteria as for other candidates, including the minimum criteria set forth above. Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating Committee at the following address: 300 Fifth Avenue, Suite 1010, Waltham, MA 02451 by January 1 of the year in which such director is to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating shareholder is a beneficial or record holder of Crescent’s shares and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Shareholder Communications
Shareholders and other interested parties may communicate with our Board or a particular director by sending a letter addressed to the Board or a particular director to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. These communications will be compiled and reviewed by our Corporate Secretary, who will determine whether the communication is appropriate for presentation to the Board or the particular director. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).
To enable the Company to speak with a single voice, as a general matter, senior management serves as the primary spokesperson for the Company and is responsible for communicating with various constituencies, including shareholders, on behalf of the Company. Directors may participate in discussions with shareholders and other constituencies on issues where Board-level involvement is appropriate. In addition, the Board oversees the Company’s shareholder engagement efforts.
Code of Conduct and Ethics
Our Board has adopted a Code of Conduct and Ethics that establishes the standards of ethical conduct applicable to all of our directors, officers and employees, including our principal executive officer, principal financial officer, and principal accounting officer. The full text of our Code of Conduct and Ethics is posted on our website at https://investors.crescentbiopharma.com/ under “Corporate Governance.” It addresses, among other matters, compliance with laws and policies, conflicts of interest, corporate opportunities, regulatory reporting, external communications, confidentiality requirements, insider trading, proper use of assets and how to report compliance concerns. We intend to satisfy the disclosure required by law or Nasdaq Stock Market listing standards regarding any amendments to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on our website. The Audit Committee is responsible for applying and interpreting the Code of Conduct and Ethics in situations where questions are presented to it.
Insider Trading Policy
We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which governs the purchase, sale and/or other dispositions of the Company’s securities by officers, directors, and employees, of the Company. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations and exchange standards applicable to the Company. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of the Insider Trading Policy is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2025.
As part of these policies and procedures, we prohibit any employee (including any officers), director or other covered person from engaging in short sales, transactions involving publicly traded options or other derivative securities based on the Company’s securities, other hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to the Company’s securities at any time.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee has at any time been an officer or employee of the Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers that serves on our Board or Compensation Committee.
Director Compensation
As compensation for serving on our board of directors, each director who is not an employee of our company receives an annual cash retainer and equity award for service on our board of directors and for service on each committee on which the director is a member. The compensation of our directors is based on market practice information provided by our independent compensation consultant. This compensation is periodically reviewed with respect to cash retainers and equity incentives.

The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

	Member Annual Service Retainer ($)	Chairman Additional Annual Service Retainer ($)
Board of Directors	40,000	30,000
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	5,000	5,000
These retainers are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. We also reimbursed our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending our board of director and committee meetings.
Our non-employee director compensation policy allows for each director to make an election to receive all or a portion of the annual cash compensation payable above in the form of fully vested ordinary shares. Elections must be delivered before the start of the fiscal year to which the election relates. Elections cannot be altered with respect to a fiscal year once the fiscal year begins and, once made, such election remains in effect for all subsequent fiscal years unless and until revised or revoked. For 2025, none of our non-employee directors elected to receive any portion of their annual cash compensation in the form of shares.
In addition, any new non-employee director receives an option grant to purchase a number of ordinary shares upon becoming a director equal to 0.077% of the value of the Company. This grant will vest in equal monthly installments through the third anniversary of the date of grant. Further, on the date of our annual general meeting of shareholders, each non-employee director that continues to serve as a non-employee member of our board of directors will receive an annual option to purchase a number of ordinary shares equal to 0.038% of the value of the Company. The annual grant to the non-employee director vests on the earlier of the next annual shareholder meeting or the first anniversary of the date of grant. The exercise price of options granted to directors is equal to the closing price of our ordinary shares on the Nasdaq Capital Market on the date of grant.
The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Alexandra Balcom	33,543	—	106,923	—	140,466
Peter Harwin	44,652	—	106,923	—	151,575
David Lubner	34,569	—	260,422	—	294,991
Susan Moran, M.D., MSCE	30,041	—	106,923	—	136,964
Jonathan Violin, Ph.D.	24,812	192,566	106,923	150,000	474,301
__________________
(1)The amounts reported represent the aggregate grant date fair value of restricted stock awards granted during 2025, calculated in accordance with FASB ASC Topic 718.
(2)The amounts reported represent the aggregate grant date fair value of the stock options awarded to our non-employee directors, calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the fair value of stock options in Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3)The amounts reported represent consulting fees paid for services provided to the Company.
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and unvested share awards held as of December 31, 2025 by each non-employee director who was serving as of December 31, 2025.

Name	Options Outstanding at Fiscal Year End (#)	Unvested Restricted Stock Awards Outstanding at Fiscal Year End (#)
Alexandra Balcom	29,187	—
Peter Harwin	9,023	—
David Lubner	29,187	—
Susan Moran, M.D.	29,187	—
Jonathan Violin, Ph.D.	235,809	13,863

EXECUTIVE OFFICERS
Executive Officers
The following table and discussion sets forth the names, ages as of April 21, 2026, positions and biographical and other information of the individuals who currently serve as executive officers of the Company.

Name	Age	Position
Joshua Brumm	48	Chief Executive Officer and Director
Jonathan McNeill, M.D.	41	Chief Operating Officer and President
Ellie Im, M.D.	48	Chief Medical Officer
Jan Pinkas, Ph.D.	57	Chief Scientific Officer
Richard Scalzo	40	Chief Financial Officer
Ryan Lynch	42	Treasurer, Senior Vice President of Finance and Chief Accounting Officer
Barbara Bispham Hale	40	General Counsel and Corporate Secretary
Each executive officer serves at the discretion of the Board of the Directors (the “Board”) and holds office until their successor is duly appointed and qualified or until their earlier resignation or removal.
Joshua Brumm’s biography is included above under the section titled “Proposal 1A and Proposal 1B — Election of Directors.”
Jonathan McNeill, M.D. Dr. McNeill has served as our Chief Operating Officer and President since March 2025. Prior to joining us, Dr. McNeill was a Partner at Forbion, a leading life sciences investment firm, from January 2025 to March 2025. From February 2019 to September 2024, Dr. McNeill held roles of increasing responsibility at Dyne Therapeutics, Inc. (Nasdaq: DYN), a biotechnology company, where he served as Chief Business Officer from July 2023 to September 2024, Senior Vice President, Business Development from July 2021 to July 2023, and as Vice President, Business Development from February 2019 to June 2021. Prior to joining Dyne Therapeutics, Dr. McNeill served as Associate Director, Business Development at Editas Medicine, Inc. (Nasdaq: EDIT), a biotechnology company, from August 2015 to January 2019. Prior to joining Editas, Dr. McNeill served as a Consultant at Boston Consulting Group from March 2014 to August 2015. Dr. McNeill earned his B.A. in public policy and economics from the University of North Carolina and his M.D. from the University of Pennsylvania.
Ellie Im, M.D. Dr. Im has served as our Chief Medical Officer since April 2025. Prior to joining us, Dr. Im served as Senior Vice President of Clinical Development, Oncology, at Centessa Pharmaceuticals PLC (Nasdaq: CNTA), a clinical-stage pharmaceutical company, from September 2023 to March 2025. Prior to joining Centessa, Dr. Im held roles of increasing responsibility at Mersana Therapeutics, Inc. (Nasdaq: MRSN), a clinical-stage biopharmaceutical company, where she served as Senior Vice President, Clinical Development and Operations from January 2023 to September 2023, Senior Vice President, Head of Clinical Development from March 2022 to September 2023, and as Vice President, Clinical Development from May 2021 to March 2022. Prior to Mersana Therapeutics, Dr. Im was Clinical Development Lead and Senior Medical Director at Tesaro Inc. (formerly, Nasdaq: TSRO), an oncology-focused company that was later acquired by GlaxoSmithKline plc, where she led the clinical development for Jemperli until 2021. She also served as Medical Director for Merck & Co, Oncology Clinical Development, and led clinical development for Keytruda. Dr. Im is a medical oncologist and holds an MD degree from Catholic University College of Medicine, South Korea. She is board certified in internal medicine and medical oncology and a member of the American Society of Clinical Oncology and Hematology.
Jan Pinkas, Ph.D. Dr. Pinkas has served as our Chief Scientific Officer since July 2025. Prior to joining us, Dr. Pinkas worked at Pyxis Oncology from 2022 to 2025, where he most recently served as Chief Scientific Officer. At Pyxis Oncology, Dr. Pinkas established the preclinical research and development function to support ADC and antibody programs through Investigational New Drug (IND)-enabling studies and led the translational medicine group. Previously, at Magenta Therapeutics, Dr. Pinkas served as Senior Vice President, Translational Sciences, establishing a new department to support programs as the company advanced from preclinical research to late-stage clinical development. Prior to Magenta, Dr. Pinkas worked at ImmunoGen for more than 10 years in positions of increasing responsibility, most recently as Vice President, Translational Research and Development. In that role, he led groups supporting molecules from early-stage research to IND, and also advancing to pivotal clinical development, including contributing to ELAHERE®, an ADC approved for the treatment of platinum-resistant ovarian cancer, as well as SARCLISA®, an anti-CD38 therapy approved in combination with standard of care for multiple myeloma. Earlier in his career, he held scientist roles focused on oncology research at Amgen and Genzyme Corporation. Dr. Pinkas earned his Ph.D. in molecular and cellular biology at the University of Massachusetts, Amherst and received his B.A. in biology from Johns Hopkins University.
Richard Scalzo. Mr. Scalzo has served as our Chief Financial Officer since April 2025. Prior to joining us, Mr. Scalzo served as Senior Vice President, Head of Finance and Administration at Dyne Therapeutics, Inc. (Nasdaq: DYN), a biotechnology company, from July 2022 to March 2025. Mr. Scalzo also previously served as Vice President, Accounting and Administration and Treasurer from January 2020 to June 2022 and Corporate Controller from December 2019 to July 2020 at Dyne Therapeutics. Prior to Dyne Therapeutics, Mr. Scalzo served as Corporate Controller at several biotechnology companies, including Kaleido Biosciences, Inc. from August 2018 to November 2019, X4 Pharmaceuticals, Inc. (Nasdaq: XFOR) from September 2016 to August 2018 and Ocata Therapeutics, Inc. (formerly, Nasdaq: OCAT; acquired by Astellas Pharma Inc. in February 2016) from August 2014 to September 2016. Mr. Scalzo started his career with PricewaterhouseCoopers LLP in its health industries practice. Mr. Scalzo is a certified public accountant in the Commonwealth of Massachusetts and holds a B.S. in accounting from Boston College and an M.B.A. from the University of Massachusetts.
Ryan Lynch. Mr. Lynch has served as our Treasurer, Senior Vice President of Finance and Chief Accounting Officer since December 2024. Prior to joining us, Mr. Lynch served as Vice President, Finance at Kelonia Therapeutics, Inc., a biotechnology company, from November 2021 to December 2024, where he was responsible for overseeing the company’s finance and accounting functions. Prior to Kelonia, from December 2019 to November 2021, Mr. Lynch served as Senior Director, Corporate Controller at Morphic Therapeutic, Inc., a biopharmaceutical company and wholly owned subsidiary of Morphic Holding, Inc, a Nasdaq-listed biopharmaceutical company that was acquired by Eli Lilly and Company in 2024, where he was responsible for overseeing the company’s finance and accounting functions. Prior to joining Morphic, Mr. Lynch held positions of increasing responsibility at Concert Pharmaceuticals, Inc. from May 2014 to November 2019, most recently serving as Senior Director, Corporate Controller. Mr. Lynch received an M.S. in Accounting from the University of Massachusetts Amherst and a B.B.A. in Accounting from the University of Massachusetts Amherst. Mr. Lynch is a licensed certified public accountant in Massachusetts.
Barbara Bispham Hale. Ms. Hale has served as our General Counsel and Corporate Secretary since January 2025. Prior to joining us, Ms. Hale served as Senior Vice President, General Counsel and Corporate Secretary at Sail Biomedicines, a biotechnology company and subsidiary of Flagship Pioneering, Inc., from October 2023 to January 2025, where she was responsible for overseeing the company’s legal and intellectual property operations. Prior to Sail, Ms. Hale served as Senior Vice President, General Counsel and Corporate Secretary at Senda Biosciences, Inc., a biotechnology company and subsidiary of Flagship Pioneering, Inc., from October 2022 until it merged with LARONDE, Inc., also a subsidiary of Flagship Pioneering, Inc., to form Sail Biomedicines in October 2023, where she was responsible for overseeing the company’s legal and intellectual property operations. Prior to joining Senda, Ms. Hale held positions of increasing responsibility at BridgeBio Pharma, Inc. (Nasdaq: BBIO), a biopharmaceutical company, from August 2020 to September 2022, most recently serving as Vice President, Head of Legal, where she was responsible for overseeing the company’s legal, transactional, employment, governance, litigation, privacy, compliance, and intellectual property operations. Ms. Hale received a B.A. from the University of Pennsylvania and a J.D. from Cornell Law School.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were as follows:
•Joshua Brumm, our Chief Executive Officer and Director;
•Jonathan McNeill, M.D., our Chief Operating Officer and President; and
•Ellie Im, M.D., our Chief Medical Officer
2025 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2025.

Name and Principal Position	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Total Compensation ($)
Joshua Brumm	554,167	2,381,440	9,635,227	546,000	13,116,834
Chief Executive Officer & Director
Jonathan McNeill, M.D.	435,417	1,163,619	4,683,542	321,750	6,604,328
Chief Operating Officer & President
Ellie Im, M.D.	401,250	281,347	2,666,923	312,975	3,662,495
Chief Medical Officer
__________________
(1)The amounts reported represent the aggregate grant date fair value of restricted stock units granted during 2025, calculated in accordance with FASB ASC Topic 718.
(2)The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers, calculated in accordance with FASB ASC Topic 718. We provide information regarding the assumptions used to calculate the fair value of stock options in Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
(3)The amounts reported represent annual bonuses earned in 2025 based on achievement of corporate performance measures.
Narrative to Summary Compensation Table
In July 2025, our Compensation Committee adopted a compensation philosophy to frame future compensation decisions for the Company. Under this philosophy, compensation positioning is used to attract and retain key employees for the Company’s continued success and growth. While market data is helpful to the Compensation Committee in setting the compensation framework and guiding decisions, other factors such as Company strategy, shareholder feedback, tenure, performance and criticality are also considered. The compensation philosophy serves as the foundation to reinforce the Company’s business strategy and desired culture, while balancing internal and external alignment.

Elements of Compensation
For fiscal year 2025, the primary elements of our named executive officers’ compensation and the main objectives of each element were:
•Base Salary. Base salary attracts and retains talented executives, recognizes individual roles and responsibilities, and provides stable income;
•Annual Performance-Based Incentive Compensation. Annual performance bonuses promote short-term performance objectives and reward executives for their contributions toward achieving those objectives; and
•Equity-Based Compensation. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of executives with those of our equityholders.
Each of these elements of compensation for 2025 is described further below.
Base Salary
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.
Our Compensation Committee reviews the base salaries of our executive officers annually and may, based upon and following receipt of the recommendations of the Chief Executive Officer (other than with respect to his own base salary) and in consultation with our board of directors, adopt certain market-based adjustments to take effect for the remainder of the year.
Based upon these considerations, the Compensation Committee determined at its early 2025 meeting not to increase the annual base salaries of any of named executive officers for 2025. The table below sets forth the annual base salary rate during 2025 for each named executive officer.

Named Executive Officer	2025 Base Salary
Joshua Brumm	$ 700,000
Jonathan McNeill, M.D.	$ 550,000
Ellie Im, M.D.	$ 535,000
Annual Bonuses
Our annual short-term incentive program (“STIP”) is an important component of the executive compensation program and is designed to reinforce our company’s goals and strategic initiatives and retain our executives by rewarding them for the achievement of company and individual annual performance goals. Our Board establishes the objectives of the STIP annually to ensure that the program aligns management’s financial interests with those of our company. All of the named executive officers are eligible for an annual incentive award under the STIP. For 2025, Mr. Brumm and Drs. McNeill and Im were eligible to receive a target annual bonus under the STIP equal to 60%, 45% and 45% of base salary, respectively.
Payouts under the 2025 STIP were determined primarily based on achievement of individual and corporate performance goals during the 2025 fiscal year. Our corporate goals were as follows: (i) submission of CR-001 Investigational New Drug application or an equivalent, (ii) closing of a reverse merger and private investment in public equity, (iii) pipeline expansion, (iv) fulfillment of our hiring plan, and (v) raising of additional funds, which such goals were determined by our Board and Compensation Committee to have been achieved above target. The actual annual cash bonuses awarded to each named executive officer for 2025 performance are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation.”

Equity Compensation
We view equity-based compensation as a critical component of our balanced total compensation program. Equity-based compensation creates an ownership culture among our employees that provides an incentive to contribute to the continued growth and development of our business and aligns the interests of our executives with those of our shareholders.
Certain of our named executive officers currently hold stock options and RSU awards. Specifically, in 2025, each of our named executive officers received grants as set forth below. RSUs generally vest either (a) as to one-fourth of the shares subject to the award, on the first anniversary of the vesting commencement date and as to the remainder, in 12 equal quarterly installments thereafter, or (b) in equal quarterly installments through the four-year anniversary of the vesting commencement date, subject to continued service through each applicable vesting date. Stock options typically vest either (x) as to one-fourth of the shares subject to the award, on the first anniversary of the vesting commencement date and as to the remainder, in 36 equal monthly installments thereafter, or (y) in 48 equal monthly installments measured from the vesting commencement date, subject in each case to continued employment through the applicable vesting date.
The following table sets forth the equity awards granted to our named executive officers in the 2025 fiscal year.

Named Executive Officer	2025 Options Granted (#)	2025 Stock Awards Granted (#)
Joshua Brumm	1,331,339	323,517
Jonathan McNeill, M.D.	653,465	159,707
Ellie Im, M.D.	323,012	21,298
Other Elements of Compensation
Retirement Plans
We provide our employees, including the named executive officers, the opportunity to participate in a tax-qualified defined contribution 401(k) retirement plan; however, we do not provide any matching or other contributions under such plan. We do not provide any non-qualified deferred compensation plans or defined benefit plans.
We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
Our named executive officers are eligible for company-wide benefits on the same basis as other regular full-time employees in the United States, including the right to participate in health and welfare benefits (as described below) and our 401(k) plan (as described above).
All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•medical and dependent care flexible spending accounts;
•short-term and long-term disability insurance; and
•life insurance.

We believe the benefits described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table sets forth information concerning issued and outstanding equity awards held by each named executive officer as of December 31, 2025. All equity awards set forth in the table below were granted under our 2024 Equity Incentive Plan (the “2024 Plan”) or our 2025 Stock Incentive Plan (the “2025 Plan”).

		Option Awards				Stock Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Joshua Brumm	3/17/2025(1)	805,200	—	6.16	3/16/2035	—	—
	3/17/2025(2)	—	—	—	—	268,400	3,183,224
	12/8/2025(3)	—	345,672	13.17	12/7/2035	—	—
	12/15/2025(3)	—	180,467	13.21	12/15/2035	—	—
	12/15/2025(4)	—	—	—	—	55,117	653,688
Jonathan McNeill, M.D.	3/17/2025(1)	402,600	—	6.16	3/16/2035	—	—
	3/17/2025(2)	—	—	—	—	134,200	1,591,612
	12/8/2025(3)	—	172,836	13.17	12/7/2035	—	—
	12/15/2025(3)	—	78,029	13.21	12/15/2035	—	—
	12/15/2025(4)	—	—	—	—	25,507	302,513
Ellie Im, M.D.	4/1/2025(1)	257,822	—	9.55	3/31/2035	—	—
	12/15/2025(3)	—	65,190	13.21	12/15/2035	—	—
	12/15/2025(4)	—	—	—	—	21,298	252,594
__________________
(1)The awards vest as to one-fourth of the awards on the first anniversary of the vesting commencement date and the remaining shares in 36 equal monthly installments measured from the first anniversary of the vesting commencement date, subject to the recipient's continuous service with us as of each such vesting date. These options permit early exercise in exchange for unvested shares subject to a right of repurchase by the company and were, therefore, exercisable as of December 31, 2025.
(2)The awards vest as to one-fourth of the awards on the first anniversary of the vesting commencement date and the remaining shares in 12 equal quarterly installments measured from the first anniversary of the vesting commencement date, subject to the recipient's continuous service with us as of each such vesting date.
(3)The awards vest in 48 equal monthly installments measured from the vesting commencement date, subject to the recipient's continuous service with us as of each such vesting date.
(4)The awards vest in equal three-month installments through the four-year anniversary of the vesting commencement date.
Executive Compensation Arrangements
Employment Offer Letters
We previously entered into letter agreements with Mr. Brumm and Drs. McNeill and Im which govern their employment with us. The terms of such agreements are described below.
Joshua Brumm
On March 15, 2025, we entered into an offer letter with Mr. Brumm (the “Brumm Offer Letter”) for the position of Chief Executive Officer, which provides for Mr. Brumm’s at-will employment. Pursuant to the Brumm Offer Letter, Mr. Brumm is eligible to receive an annual base salary and an annual incentive bonus of up to 60% of his annual base salary based on the achievement of performance targets as reasonably determined by us each year. Mr. Brumm is also eligible to participate in the employee benefit plans generally available to our full-time employees, subject to the terms of those plans.

Jonathan McNeill, M.D.
On March 15, 2025, we entered into an offer letter with Dr. McNeill (the “McNeill Offer Letter”) for the position of Chief Operating Officer and President, which provides for Dr. McNeill’s at-will employment. Pursuant to the McNeill Offer Letter, Dr. McNeill is eligible to receive an annual base salary and an annual incentive bonus of up to 45% of his annual base salary based on the achievement of performance targets as reasonably determined by us each year. Dr. McNeill is also eligible to participate in the employee benefit plans generally available to our full-time employees, subject to the terms of those plans.
Ellie Im, M.D.
On March 19, 2025, we entered into an offer letter with Dr. Im (the “Im Offer Letter”) for the position of Chief Medical Officer, which provides for Dr. Im’s at-will employment. Pursuant to the Im Offer Letter, Dr. Im is eligible to receive an annual base salary and an annual incentive bonus of up to 45% of her annual base salary based on the achievement of performance targets as reasonably determined by us each year. Dr. Im is also eligible to participate in the employee benefit plans generally available to our full-time employees, subject to the terms of those plans.
Severance and Change in Control Arrangements
Each of our named executive officers participates in our Executive Severance Plan (the “Severance Plan”), which provides the named executive officers with severance benefits in the event of their termination of employment without Cause or resignation for Good Reason, each as defined in the Severance Plan (a “Qualifying Termination”), and enhanced severance benefits if such termination occurs within three months before to 12 months after a Change in Control, as defined in the Severance Plan (a “CIC Qualifying Termination”). The severance benefits provided in the Severance Plan supersede the separation benefits, if any, provided under the terms of each named executive officer’s offer letter.
Under the Severance Plan, in the event of a Qualifying Termination, and subject to the named executive officer’s execution of a general release of claims and continued compliance with all restrictive covenant obligations with the Company, the named executive officer will receive: (i) base salary continuation equal to the named executive officer’s “Severance Multiplier” multiplied by the named executive officer’s base salary; (ii) Company-subsidized continuation coverage under the Company’s group health plans for up to a number of months equal to the named executive officer’s “COBRA Multiplier”; and (iii) any other additional benefits specified in the named executive officer’s participation agreement. In the event of a CIC Qualifying Termination, and subject to the named executive officer’s execution of a general release of claims and continued compliance with all restrictive covenant obligations with our company, the named executive officer will receive: (i) a lump sum severance payment equal to the named executive officer’s “CIC Severance Multiplier” multiplied by the sum of the named executive officer’s base salary plus target bonus; (ii) any unpaid annual bonus for the year immediately preceding the termination year based on actual performance; (iii) a lump sum cash payment equal to the named executive officer’s “CIC COBRA Multiplier” multiplied by the monthly continuation coverage premiums for the named executive officer and the named executive officer’s covered dependents; and (iv) accelerated vesting of the named executive officer’s then issued and outstanding equity-based awards, with any performance-based vesting conditions deemed to have been met based on the greater of target or, if determinable, actual performance.
Mr. Brumm participates in the Severance Plan with a Severance Multiplier of 1.0x, a COBRA Multiplier of 12, a CIC Severance Multiplier of 1.5x, and a CIC COBRA Multiplier of 18. The Company’s other named executive officers participate with a Severance Multiplier of 1.0x, a COBRA Multiplier of 12, a CIC Severance Multiplier of 1.25x, and a CIC COBRA Multiplier of 15. In addition, upon a Qualifying Termination after March 17, 2026, for Mr. Brumm and Dr. McNeill, 30% of the unvested portion of their outstanding time-based equity awards will accelerate and become vested. In the event any of the amounts provided under the Severance Plan (or otherwise) would constitute a “parachute payment” within the meaning of Section 280G of the Code of 1986 (the "Code"), and subject to the excise tax imposed by Section 4999 of the Code, then the Company’s named executive officers will be eligible to receive a tax gross-up payment with respect to the excise tax imposed by Section 4999 of the Code.

Clawback Policy
We maintain a Compensation Recoupment (Clawback) Policy, which is intended to comply with the requirements of Nasdaq Listing Standard 5608 implementing Rule 10D-1 under the Exchange Act. In the event the Company is required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any covered executive, including the named executive officers, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Policies and Practices Relating to the Timing of Equity Awards
Our general practice is to not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee uses its business judgment to determine the size of our equity awards and would consider any material nonpublic information that is known to the Committee before granting an award. Although we do not have a formal policy with respect to the timing of our equity award grants, we expect that going forward the Committee will grant awards on a predetermined annual schedule. During the fiscal year ended December 31, 2025, none of our named executive officers were granted options during the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such report.
Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for First PEO(1) ($)	Summary Compensation Table Total for Second PEO(1) ($)	Compensation Actually Paid to First PEO(1)(2)(3) ($)	Compensation Actually Paid to Second PEO(1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($)	Average Compensation Actually Paid to Non-PEO NEOs(1)(2)(3) ($)	Value of Initial Fixed $100 Investment based on Total Shareholder Return(4)	Net Income (Loss) ($ in thousands)
2025	—	13,116,834	—	17,581,217	5,133,412	6,382,262	3.91	(153,942)
2024	2,923,333	—	16,200	—	1,438,980	472,757	8.22	(37,879)
2023	2,389,418	—	1,726,797	—	1,226,125	1,040,066	77.89	(36,899)
__________________
(1)Harout Semerjian (“First PEO”) was the PEO of GlycoMimetics, Inc. until the closing of the merger. Joshua Brumm (“Second PEO”) is our current PEO. The individuals comprising the non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Brian Hahn	Brian Hahn	Jonathan McNeill, M.D.
Edwin Rock	Edwin Rock	Ellie Im, M.D.

(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the Second PEO and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the 2025 Summary Compensation Table.

Year	Summary Compensation Table Total for Second PEO ($)	Exclusion of Stock and Option Awards for Second PEO ($)	Inclusion of Equity Values for Second PEO ($)	Compensation Actually Paid to Second PEO ($)
2025	13,116,834	(12,016,667)	16,481,050	17,581,217

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	5,133,412	(4,397,716)	5,646,566	6,382,262
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Applicable Fiscal Year That Remained Unvested as of Last Day of Applicable Fiscal Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Applicable Fiscal Year of Unvested Equity Awards for Second PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Applicable Fiscal Year that Vested During Applicable Fiscal Year for Second PEO ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards that Vested During Applicable Fiscal Year for Second PEO ($)	Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Applicable Fiscal Year for Second PEO ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Second PEO ($)	Total - Inclusion of Equity Values for Second PEO ($)
2025	16,481,050	—	—	—	—	—	16,481,050

Year	Average Year-End Fair Value of Equity Awards Granted During Applicable Fiscal Year That Remained Unvested as of Last Day of Applicable Fiscal Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Applicable Fiscal Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Applicable Fiscal Year that Vested During Applicable Fiscal Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Vesting Date of Unvested Equity Awards that Vested During Applicable Fiscal Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Fiscal Year of Equity Awards Forfeited During Applicable Fiscal Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	5,646,566	—	—	—	—	—	5,646,566
(4)Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and the cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
TSR (12/31/2022 Indexed to $100)
20
18
16
14
12
10
8
6
4
2
0
$120
$100
$80
$60
$40
$20
$0
$100.00
$77.89
$8.22
$3.91
1.7
1.0
0.02
0.5
17.6
6.4
2022
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Crescent Biopharma, Inc. TSR

Relationship Between PEOs and Non-PEO NEO Compensation Actually Paid and Net Loss
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our non-PEO NEOs, and our net loss during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Loss
Compensation Actually Paid ($ Millions)
20
18
16
14
12
10
8
6
4
2
0
Net Loss ($ Thousands)
$0
-$20,000
-$40,000
-$60,000
-$80,000
-$100,000
-$120,000
-$140,000
-$160,000
-$180,000
$(36,899)
$(37,879)
$(153,942)
1.7
1.0
0.02
0.5
17.6
6.4
2023
2024
2025
Fiscal Year
First PEO Compensation Actually Paid
Second PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
GlycoMimetics, Inc. Net Loss (2023, 2024); Crescent Biopharma, Inc. Net Loss (2025)

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information with respect to all our equity compensation plans in effect as of December 31, 2025.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders:
2024 Equity Incentive Plan(1)	3,703,683	$7.89	—
2025 Stock Incentive Plan	1,901,561	$13.18	141,333	(2)
2025 Employee Stock Purchase Plan	—	$—	195,497	(3)
Equity Compensation Plans Not Approved by Security Holders:
2025 Employment Inducement Incentive Award Plan(4)	581,074	$13.06	668,926
Non-Plan Compensatory Warrants	402,731	$11.86
Total	6,589,049	$10.12	1,005,756
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(1)Stock options granted by Pre-Merger Crescent under the 2024 Equity Incentive Plan were assumed by the Company in connection with the Merger. No further awards may be made under the 2024 Equity Incentive Plan.
(2)The 2025 Stock Incentive Plan (the “2025 Plan”) provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2035 in an amount equal to 5% of the diluted shares (including ordinary shares, preferred shares and unexercised pre-funded warrants) issued and outstanding on the preceding December 31, unless a lower, or no, increase is determined by the Compensation Committee. Pursuant to this provision, the number of shares available for issuance under the 2025 Plan increased by 1,667,266 shares on January 1, 2026.
(3)The 2025 Employee Stock Purchase Plan (the “ESPP”) provides for an automatic annual increase in the number of shares reserved for issuance thereunder on January 1 of each year beginning in 2026 and ending with a final increase on January 1, 2035 in an amount equal to 1% of the diluted shares (including ordinary shares, preferred shares and unexercised pre-funded warrants) issued and outstanding on the preceding December 31, unless a lower, or no, increase is determined by the Compensation Committee. Pursuant to this provision, the number of shares available for issuance under the ESPP increased by 333,453 shares on January 1, 2026.
(4)On October 30, 2025, our Board of Directors adopted the 2025 Employment Inducement Incentive Award Plan (the “Inducement Plan”). The terms of the Inducement Plan are substantially similar to the terms of the Company’s 2025 Plan. For additional information, see Note 10 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of our ordinary shares, as of April 7, 2026:
•each person or group of affiliated persons known by us to beneficially own more than 5% of any class of our voting securities;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers and directors as a group.
The number of shares beneficially owned by each shareholder is determined under rules issued by the Securities and Exchange Commission. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 27,571,935 ordinary shares issued and outstanding as of April 7, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, ordinary shares subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 7, 2026 are considered outstanding, although these shares are not considered issued and outstanding for purposes of computing the percentage ownership of any other person. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.

Unless otherwise indicated, the address for each beneficial owner is c/o Crescent Biopharma, Inc., 300 Fifth Avenue, Waltham, MA 02451.

	Ordinary Shares (1)		Series A Preferred Shares (1)
Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Ordinary Shares Beneficially Owned	Number of Series A Convertible Preferred Shares Beneficially Owned	Percentage of Series A Convertible Preferred Shares Beneficially Owned
Greater than 5% Shareholders
Entities affiliated with Fairmount Funds Management LLC (2)	5,643,482	18.52%	2,890	100.00%
Entities affiliated with FMR LLC (3)	4,133,514	14.99%	—	—
Entities affiliated with BVF Partners L.P. (4)	2,753,382	9.98%	—	—
Entities affiliated with Venrock Healthcare Capital Partners (5)	2,666,064	9.49%	—	—
ForGrowth III PA B.V. (6)	1,677,852	6.09%	—	—
Vestal Point Capital, LP (7)	1,500,000	5.44%	—	—
1 Globe Capital LLC (8)	1,425,432	5.17%	—	—
Directors and Named Executive Officers
Joshua Brumm (9)	930,552	3.26%	—	—
Jonathan McNeill (10)	463,876	1.65%	—	—
Ellie Im (11)	265,944	*	—	—
Alexandra Balcom (12)	29,187	*	—	—
Peter Harwin (2)(13)	5,652,505	18.55%	—	—
David Lubner (14)	29,187	*	—	—
Susan Moran (15)	29,187	*	—	—
Jonathan Violin (16)	305,324	1.10%	—	—
All executive officers and directors as a group (12 persons)(17)	8,180,945	24.84%	2,890	100.00%
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*Represents beneficial ownership of less than 1%.
(1)Each share of ordinary shares is entitled to one vote, and each share of Series A preferred shares entitles its holder to a number of votes equal to the whole number of ordinary shares into which a share of Series A preferred shares can be converted.

The beneficial ownership information shown in the table under “Ordinary Shares” includes the number of ordinary shares held by such holder, as well as ordinary shares such holder could acquire within 60 days of April 7, 2026, including by converting shares of Series A preferred shares, exercising warrants or options, or upon settlement of restricted stock units, subject to, in the case of Fairmount Funds Management LLC and its affiliates, the beneficial ownership limitation described in footnote (2) below (the “Fairmount beneficial ownership limitation”), as to BVF Partners L.P. and its affiliates, the beneficial ownership limitation described in footnote (4) below and, as to with Venrock Healthcare Capital Partners and its affiliates, the beneficial ownership limitation described in footnote (5) below. The beneficial ownership information shown in the table under “Series A Preferred Shares” reflects the maximum number of Series A preferred shares that may be converted into ordinary shares subject to the Fairmount beneficial ownership limitation (assuming that no warrants have been exercised). Each Series A preferred share is currently convertible into 1,000 ordinary shares, and accordingly each Series A preferred share entitles the holder to 1,000 votes per Series A preferred share on an as‑converted basis. Pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series A Non-Voting Convertible Preferred Shares, the Series A preferred shares may vote together as a separate class for the election of Jonathan Violin and together with the holders of ordinary shares as a single class for the election of Susan Moran, M.D., MSCE and are not entitled to vote on any other proposal at this Annual Meeting.
(2)Based solely on a Schedule 13D/A filed with the SEC on December 8, 2025. Consists of (i) 2,747,866 Ordinary Shares, (ii) 2,890,000 Ordinary Shares issuable upon conversion of 2,890 Series A preferred shares, and (iii) 5,616 ordinary shares underlying warrants, the exercise of which is subject to a beneficial ownership limitation of 9.99% of the issued and outstanding ordinary shares (and excluding 1,762,524 ordinary shares issuable upon exercise of the pre-funded warrants in excess of the beneficial ownership limitation), directly held by Fairmount Healthcare Fund II L.P., or Fund II. The exercise of the pre-funded warrants is subject to a beneficial ownership limitation of 9.99% of the issued and outstanding ordinary shares and the exercise of the Series A Preferred Shares is subject to a beneficial ownership limitation of 19.99%. At such time as Fairmount Funds Management LLC, or Fairmount and its affiliates beneficially own 9.0% or less of the Ordinary Shares, the beneficial ownership limitation with respect to the Series A Preferred Shares will automatically reduce to 9.99%. Fairmount serves as investment manager for Fund II. Fund II has delegated to Fairmount the sole power to vote and the sole power to dispose of all securities held in Fairmount Fund II portfolios. As managers of Fairmount, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fairmount Fund II. The address of the entities and individuals listed is c/o Fairmount Funds Management LLC, 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.
(3)Based on a Schedule 13G/A filed with the SEC on February 5, 2026. These shares are owned by funds or accounts managed by direct or indirect subsidiaries of FMR LLC, all of which shares are beneficially owned, or may be deemed to be beneficially owned, by FMR LLC, certain of its subsidiaries and affiliates, and other companies. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The address of FMR LLC is 245 Summer Street, Boston, MA 02210.
(4)Based on a Schedule 13G/A filed with the SEC on August 14, 2025 and information known to us. Consists of (i)(A) 1,482,249 issued and outstanding ordinary shares and (B) 4,619 ordinary shares underlying pre-funded warrants and (C) excluding 299,479 ordinary shares underlying the pre-funded warrants held by Biotechnology Value Fund, L.P., or BVF, (ii)(A) 1,046,530 issued and outstanding ordinary shares and (B) excluding 257,515 ordinary shares underlying the pre-funded warrants held by Biotechnology Value Fund II, L.P., or BVF2, (iii)(A) 179,935 ordinary shares and (B) excluding 25,944 ordinary shares underlying the pre-funded warrants held by Biotechnology Value Trading Fund OS LP, or Trading Fund OS, (iv)(A) 40,049 ordinary shares and (B) excluding 10,371 ordinary shares underlying the pre-funded warrants held by MSI BVF SPV, LLC, or MSI. The pre-funded warrants are exercisable at any time at an exercise price of $0.001 per share and do not expire. A holder of pre-funded warrants will not have the right to exercise any pre-funded warrants to the extent that immediately prior to or following such exercise, the holder, together with its affiliated entities, would beneficially own in excess of 9.99% of the number of shares issued and outstanding immediately after giving effect to such exercise. BVF, BVF2, Trading Fund OS and MSI are collectively referred to as the BVF Entities. BVF I GP LLC, or BVF GP, as the general partner of BVF, may be deemed to beneficially own the ordinary shares beneficially owned by BVF. BVF II GP LLC, or BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the ordinary shares beneficially owned by BVF2. BVF Partners OS Ltd., or Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the Ordinary Shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC, or BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the ordinary shares beneficially owned in the aggregate by BVF and BVF2. BVF Partners L.P., or Partners, as the investment manager of BVF, BVF2, Trading Fund OS and MSI, and the sole member of Partners OS, may be deemed to beneficially own the ordinary shares beneficially owned in the aggregate by BVF, BVF2, Trading Fund OS and MSI. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the ordinary shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc., may be deemed to beneficially own the ordinary shares beneficially owned by BVF Inc. The address of each of the entities listed above is 44 Montgomery Street, Suite 4000, San Francisco, CA 94104.
(5)Based on a Schedule 13G/A filed with the SEC on February 17, 2026. Consists of (A)(i) 400,788 ordinary shares and (ii) 107,374 ordinary shares issuable upon exercise of pre-funded warrants held by Venrock Healthcare Capital Partners III, L.P., or VHCP III; (B)(i) 40,101 ordinary shares and (ii) 10,737 ordinary shares issuable upon exercise of pre-funded warrants held by VHCP Co-Investment Holdings III, LLC, or VHCP Co-Investment III; and (C)(i) 1,692,687 ordinary shares and (ii) 414,377 ordinary shares issuable upon exercise of pre-funded warrants held by Venrock Healthcare Capital Partners EG, L.P., or VHCP EG. The pre-funded warrants contain a provision (the "Beneficial Ownership Blocker"), which precludes the exercise of the warrants to the extent that, following exercise, VHCP III, VHCP Co-Investment III and VHCP EG, together with their affiliates and other attribution parties, would own more than 9.99% of the issued and outstanding

Ordinary Shares. VHCP Management III, LLC, or VHCPM is the sole general partner of Venrock Healthcare Capital Partners III, L.P. and the sole manager of VHCP Co-Investment Holdings III, LLC. VHCP Management EG, LLC, or VHCPM EG is the sole general partner of Venrock Healthcare Capital Partners EG, L.P. Dr. Bong Koh and Nimish Shah are the voting members of VHCPM and VHCPM EG. The principal business address of each of these persons and entities is 7 Bryant Park, 23rd Floor, New York, NY 10018.
(6)Based on a Schedule 13G filed with the SEC on December 11, 2025. Consists of ordinary shares held by ForGrowth III PA B.V., or ForGrowth III. Forbion Growth III Management B.V., or Forbion Growth III, is the director of ForGrowth III. Forbion Growth III COOP, the sole shareholder of ForGrowth III, and Forbion Growth III, as director of each of ForGrowth III and Forbion Growth III COOP, may be deemed to have voting and investment power over the shares held directly by ForGrowth III. The principal business address of ForGrowth III is c/o Forbion Capital Partners, Gooimeer 2-35, 1411 DC Naarden, The Netherlands.
(7)Based on a Schedule 13G filed with the SEC on February 17, 2026. Consists of ordinary shares held by Vestal Point Capital, LP through a fund and a managed account. Ryan Wilder is the Chief Investment Officer and Managing Partner of Vestal Point Capital, LP and Vestal Point Capital, LLC, which is the general partner of Vestal Point Capital, LP. The principal business address of Vestal Point Capital, LP and Ryan Wilder is 632 Broadway, Suite 602, New York, NY 10012.
(8)Based on a Schedule 13G/A filed with the SEC on October 14, 2025. These shares are held by 1Globe Capital LLC. Jiaqiang Li serves as the Chairman of 1Globe Capital LLC and directly or indirectly exercises voting and dispositive power over the Issuer’s shares held by 1Globe Capital LLC and as such, Mr. Li may be deemed the ultimate beneficial owner of such shares. The address of 1 Globe Capital LLC is One International Place, 44th Fl, Boston, MA 02110.
(9)Consists of for Joshua Brumm (i) 70,545 ordinary shares issuable upon the vesting of restricted stock units that will vest within 60 days of April 7, 2026 and (ii) options to purchase 860,007 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(10)Consists of for Jonathan McNeill (i) 35,144 ordinary shares issuable upon the vesting of restricted stock units that will vest within 60 days of April 7, 2026 and (ii) options to purchase 428,732 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(11)Consists of for Ellie Im (i) 1,331 ordinary shares issuable upon the vesting of restricted stock units that will vest within 60 days of April 7, 2026 and (ii) options to purchase 264,613 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(12)Consists of for Alexandra Balcom options to purchase 29,187 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(13)Consists of for Peter Harwin (i) options to purchase 9,023 ordinary shares that are or will be exercisable within 60 days of April 7, 2026 and (ii) shares beneficially owned by Fairmount Funds Management LLC and its affiliates as described in footnote (2) above.
(14)Consists of for David Lubner options to purchase 29,187 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(15)Consists of for Susan Moran options to purchase 29,187 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(16)Consists of for Jonathan Violin (i) 69,515 ordinary shares and (ii) options to purchase 235,809 ordinary shares that are or will be exercisable within 60 days of April 7, 2026.
(17)Consists of for all executive officers and directors as a group (i) 69,515 ordinary shares; (ii) 111,566 ordinary shares issuable upon the vesting of restricted stock units that will vest within 60 days of April 7, 2026; (iii) options to purchase 2,347,359 ordinary shares that are or will be exercisable within 60 days of April 7, 2026; and (iv) shares beneficially owned by Fairmount Funds Management LLC and its affiliates as described in footnote 2 above.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the compensation agreements and other arrangements disclosed above under “Corporate Governance — Director Compensation” and “Executive Compensation”, the following is a description of each transaction involving our Company since January 1, 2024 (our Company, at all times prior to the reverse recapitalization transaction with Pre-Merger Crescent, is referred to herein as “GlycoMimetics”), each transaction involving Pre-Merger Crescent since September 19, 2024 (inception) and each currently proposed transaction in which:
•either us, Pre-Merger Crescent or GlycoMimetics has been or is to be a participant;
•the amounts involved exceeded or will exceed the lesser of $120,000 and 1% of the average of our, Pre-Merger Crescent’s or GlycoMimetics’ total assets at year-end for the last two completed fiscal years, as applicable; and
•any of our, Pre-Merger Crescent’s or GlycoMimetics’ directors, executive officers or holders of more than 5% of our, Pre-Merger Crescent’s or GlycoMimetics’ capital stock, or an affiliate or immediate family member of the foregoing persons, had or will have a direct or indirect material interest.
GlycoMimetics Transactions
GlycoMimetics entered into indemnification agreements with its directors and executive officers.
Pre-Merger Crescent Transactions
Initial Financing
In September 2024, Pre-Merger Crescent completed a financing of Pre-Merger Crescent preferred stock and common stock and issued and sold (i) an aggregate of 20,000,000 shares of Pre-Merger Crescent preferred stock to Fairmount at a purchase price of $0.20 per share and (ii) an aggregate of 5,000,000 shares of Pre-Merger Crescent common stock to Paragon Therapeutics, Inc. (“Paragon”) for aggregate non-cash upfront consideration of Paragon’s entry into the Antibody Paragon Option Agreement, valued at $0.20 per share, 2,500,000 of which Paragon subsequently contributed to Parascent Holding LLC (“Parascent”). Fairmount beneficially owns more than 5% of a class of our voting securities, has two seats on our Board and beneficially owns more than 5% of Paragon. Fairmount appointed Paragon’s board of directors and has the contractual right to approve the appointment of any executive officers of Paragon.
Convertible Note Financing
In October 2024, Pre-Merger Crescent completed convertible note financings in which it issued and sold to certain investors an aggregate principal amount of $37.5 million in convertible notes (the "Convertible Notes") at an interest rate of 12% per annum, and such investors committed to purchase an aggregate additional principal amount of $37.5 million in Convertible Notes on the same terms when called by Pre-Merger Crescent. The principal amount and all accrued interest under each Convertible Note converted into a number of shares of Pre-Merger Crescent common stock equal to the quotient obtained by dividing the purchase price by the conversion price in connection with the Crescent Reverse Merger Financing (as defined below), which constitutes a “Next Equity Financing” under the Convertible Notes. The “Crescent Reverse Merger Financing” refers to the financing transaction described below under that certain amended and restated subscription agreement, dated February 14, 2025 (the “Subscription Agreement”), with certain institutional and accredited investors for the purchase of shares of Pre-Merger Crescent common stock and Pre-Merger Crescent pre-funded warrants for an aggregate purchase price of approximately $200.0 million. In a conversion pursuant to a Next Equity Financing such as the Crescent Reverse Merger Financing, the conversion price of the Convertible Notes is the price per share in the Next Equity Financing. The following table summarizes the purchases of Convertible Notes by related persons:

Purchaser	Total Commitment Amount	Principal Amount Purchased	Interest Rate (Per Annum)
Entities affiliated with Fairmount	$ 30,000,000	$ 15,000,000	12%

Crescent Reverse Merger Financing
In connection with the Merger, on February 14, 2025, Pre-Merger Crescent and GlycoMimetics entered into the Subscription Agreement with certain investors to effect the Crescent Pre-Closing Financing. Pursuant to the Subscription Agreement, the investors purchased an aggregate of 85,506,824 shares of Pre-Merger Crescent common stock and 19,149,690 Pre-Merger Crescent pre-funded warrants, at a price of $1.911 per share of Pre-Merger Crescent common stock and $1.9109 per pre-funded warrant, for aggregate gross proceeds of approximately $200.0 million (which includes $37.5 million of proceeds previously received by Pre-Merger Crescent from the issuance of its Convertible Notes and accrued interest on such notes). The aggregate purchase price of $200.0 million was fixed, while the purchase price per share or warrant and the aggregate number of shares and warrants purchased was subject to change pursuant to the terms of the Subscription Agreement. Four of the investors or their affiliates are beneficial holders of more than 5% of our voting securities, and the table below sets forth the number of shares of Pre-Merger Crescent common stock and Pre-Merger Crescent pre-funded warrants purchased by such holders at the closing of the Crescent Reverse Merger Financing.

Participant	Shares of Pre-Merger Crescent Common Stock	Pre-funded Warrants of Pre-Merger Crescent	Total Purchase Price
Entities affiliated with Fairmount	9,604,615	11,326,692	$ 40,000,000	(1)
Entities affiliated with Venrock Healthcare Capital Partners	9,397,008	3,685,057	$ 25,000,000	(2)
Entities affiliated with BVF	8,944,122	4,137,941	$ 25,000,000	(3)
Entities affiliated with FMR LLC	9,786,806	—	$ 18,702,718
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(1)Includes $15.0 million of proceeds previously received by Pre-Merger Crescent from the issuance of the Convertible Notes and accrued interest on such notes, with the remainder of the purchase price to be paid in cash.
(2)Includes $11.25 million of proceeds previously received by Pre-Merger Crescent from the issuance of the Convertible Notes and accrued interest on such notes, with the remainder of the purchase price to be paid in cash.
(3)Includes $11.25 million of proceeds previously received by Pre-Merger Crescent from the issuance of the Convertible Notes and accrued interest on such notes, with the remainder of the purchase price to be paid in cash.
Our Relationships with Paragon, Parascent and Fairmount
We are or were party to the Paragon Option Agreements (as defined below) with Paragon and Parascent. At the time Pre-Merger Crescent entered into the Paragon Option Agreements, Paragon and Parascent each beneficially owned more than 5% of a class of our voting securities. Fairmount beneficially owns more than 5% of a class of our voting securities, two of our directors are or were recently affiliated with Fairmount (Peter Harwin and Jonathan Violin) and Fairmount beneficially owns more than 5% of Paragon. Fairmount appointed Paragon’s board of directors and has the contractual right to approve the appointment of any executive officers of Paragon. Parascent is an entity formed by Paragon as a vehicle to hold equity in Pre-Merger Crescent in order to share profits with certain employees of Paragon and will not perform any substantive role under the Paragon Option Agreements other than to receive warrants granted to Parascent under the Paragon Option Agreements.
Paragon Option Agreements
On September 19, 2024, Pre-Merger Crescent entered into the Antibody Discovery and Option Agreement, dated September 19, 2024 (the “Antibody Paragon Option Agreement”) with Paragon and Parascent. On October 28, 2024, Pre-Merger Crescent entered into the ADC Discovery and Option Agreement (as amended and restated, the “ADC Paragon Option Agreement” and together with the Antibody Paragon Option Agreement, the “Paragon Option Agreements”) with Paragon and Parascent, which was subsequently amended and restated on April 28, 2025. Under the terms of the Paragon Option Agreements, Paragon agreed to perform certain research activities to discover, generate, identify, and characterize one or more antibody candidates, in the case of the Antibody Paragon Option Agreement, and one or more antibody drug conjugates, in the case of the ADC Paragon Option Agreement, directed to certain mutually agreed therapeutic targets of interest to us (as successor to Pre-Merger Crescent). The Antibody Paragon Option Agreement includes two selected targets for CR-001: PD-1 and VEGF. On February 24,

2026, we provided notice to Paragon of our intention to terminate the ADC Paragon Option Agreement and the agreement terminated on March 26, 2026.
As of March 31, 2026, we have paid Paragon (i) $19.3 million under the Antibody Paragon Option Agreement for development costs related to PD-1 and VEGF incurred by Paragon through the effective date of the agreement, including pre-development costs, (ii) $13.9 million under the ADC Paragon Option Agreement for development costs related to the CR-002 target incurred by Paragon through the effective date of the agreement, and (iii) $2.2 million under the ADC Paragon Option Agreement for development costs related to three undisclosed targets for the product candidate formerly referred to as CR-003 incurred by Paragon through the effective date of the agreement.
Additionally, under the ADC Paragon Option Agreement, on December 31, 2025, we granted Parascent warrants to purchase a number of shares equal to 1.00% of our outstanding ordinary shares as of the date of the grant on a fully-diluted basis, or an aggregate of 402,731 ordinary shares, with an exercise price equal to the fair market value of our underlying shares on each respective grant date. In addition, in connection with terminating the ADC Paragon Option Agreement, effective March 26, 2026, we granted Parascent warrants to purchase 34,566 of our ordinary shares with an exercise price equal to the fair market value of our underlying shares on the grant date as settlement in full of our remaining obligation to issue warrants to Parascent under the ADC Paragon Option Agreement. Parascent is an entity formed by Paragon as a vehicle to hold equity in Crescent in order to share profits with certain employees of Paragon and will not perform any substantive role under the Paragon Option Agreements other than to receive such warrants.
CR-001 License Agreement
On April 28, 2025, Pre-Merger Crescent entered into a License Agreement for all antibodies discovered, generated, identified or characterized by Paragon in the course of performing the CR-001 research program directed to PD-1 and VEGF, antibodies created by us (as successor to Pre-Merger Crescent) derived from the licensed antibodies and directed to PD-1 and VEGF, and products that comprise the foregoing with Paragon (the “CR-001 License Agreement”) consistent with the pre-negotiated terms agreed to upon execution of the Antibody Paragon Option Agreement, pursuant to which Paragon granted us a royalty-bearing, worldwide, exclusive and sublicensable license with respect to certain inventions, patent rights, sequence information and other intellectual property rights related to bispecific and multispecific antibodies directed at PD-1 and VEGF to develop, manufacture, commercialize and otherwise exploit certain bispecific and multispecific antibodies and products targeting PD-1 and VEGF in the field of prophylaxis, palliation, treatment and diagnosis of human disease and disorders in all therapeutic areas (the “field”) and worldwide (the “territory”). Under the terms of the CR-001 License Agreement, we are obligated to pay Paragon up to $22.0 million based on specific development and regulatory milestones, including a $1.5 million fee for the nomination of a development candidate and a further milestone payment of $2.5 million upon the first dosing of a human patient in a Phase 1 trial. Following the execution of the CR-001 License Agreement, we are solely responsible for, and have sole authority and control over, all aspects of the development, manufacturing and commercialization of CR-001, including regulatory strategy, communications, filings and activities (including clinical trials). For more information on the CR-001 License Agreement, see the section titled “Business—CR-001 License Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2025.
On December 2, 2025, we entered into Amendment No. 1 (the “Amendment”) to the CR-001 License Agreement. The purpose of the Amendment was to amend certain terms of the CR-001 License Agreement for the sole purpose of accommodating and aligning with the sublicense for the CR-001 License Agreement with Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.
As of March 31, 2026, we have paid Paragon the related $1.5 million milestone payment in connection with the selection of a development candidate for CR-001 and the $2.5 million milestone payment upon the first dosing of a human patient in a Phase 1 trial. The $1.5 million and $2.5 million milestone payments were recorded as development expense in our consolidated statements of operations and comprehensive loss during the period from September 19, 2024 (inception) to December 31, 2024 and year ended December 31, 2025, respectively.

CR-002 License Agreement
On November 5, 2025, we entered into a License Agreement for all ADCs discovered, generated, identified or characterized by Paragon in the course of performing the CR-002 research program directed to PD-L1, ADCs created by us derived from the licensed ADCs and directed to PD-L1, and products that comprise the foregoing with Paragon (the “CR-002 License Agreement”) consistent with the pre-negotiated terms agreed to upon execution of the ADC Paragon Option Agreement, pursuant to which Paragon granted us a royalty-bearing, worldwide, exclusive and sublicensable license with respect to certain inventions, patent rights, sequence information and other intellectual property rights related to ADCs directed at PD-1 and VEGF to develop, manufacture, commercialize and otherwise exploit certain ADCs and products targeting PD-L1 in the field of prophylaxis, palliation, treatment and diagnosis of human disease and disorders in all therapeutic areas (the “field”) and worldwide (the “territory”). Under the terms of the CR-002 License Agreement, we are obligated to pay Paragon up to $46.0 million based on specific development and regulatory milestones, including a $5.0 million fee for the nomination of a development candidate and a further milestone payment of $5.0 million upon the first dosing of a human patient in a Phase 1 trial. Following the execution of the CR-002 License Agreement, we are solely responsible for, and have sole authority and control over, all aspects of the development, manufacturing and commercialization of CR-002, including regulatory strategy, communications, filings and activities (including clinical trials). For more information on the CR-002 License Agreement, see the section titled “Business—CR-002 License Agreement” in our Annual Report on Form 10-K for the year ended December 31, 2025.
As of March 31, 2026, we have paid Paragon the related $5.0 million milestone payment in connection with the selection of a development candidate for CR-002 and recorded the payment as research and development expense in our consolidated statements of operations and comprehensive loss during the year ended December 31, 2025.
Indemnification Agreements and Insurance
We have entered into an indemnification agreement with each of our directors and executive officers and purchased directors’ and officers’ liability insurance. The indemnification agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the indemnitees' service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.
Restricted Stock Grants to Directors and Executive Officers
We have entered into restricted stock purchase agreements with certain of our executive officers and directors, as more fully described in the section titled “Executive Compensation” above.
Policies for Approval of Related Party Transactions
Prior to the Merger, Pre-Merger Crescent did not have a formal policy regarding approval of transactions with related parties. All disclosable transactions with related parties prior to the Merger were approved by the directors not interested in such transaction pursuant to Section 144(a)(1) of the DGCL.
Our Board has adopted a written related person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our voting securities, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our Audit Committee, or a committee composed solely of independent directors in the event it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. The policy provides that, subject to limited exceptions, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which (1) the aggregate amount involved since the beginning of the Company’s last completed fiscal year exceeds or is expected to exceed $120,000, (2) the Company or any of our subsidiaries is a participant, and (3) any related person has or will have a direct or indirect interest, will be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee will consider the material facts and other factors it deems appropriate, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

OTHER MATTERS
Shareholder Proposals and Director Nominations for Next Year’s Annual Meeting
Pursuant to Rule 14a-8 of the Exchange Act, shareholders who wish to submit proposals for inclusion in the proxy statement for the 2027 Annual Meeting of Shareholders must send such proposals to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. Such proposals must be received by us as of the close of business (6:00 p.m. Eastern Time) on December 22, 2026 and must comply with Rule 14a-8 of the Exchange Act. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.
As set forth in our Articles, nominations of persons for election as directors and proposals of other business to be brought before an Annual Meeting (other than pursuant to Rule 14a-8 of the Exchange Act) may be made either by or at the direction of the Directors or by any shareholder of record at the time notice is given, who is entitled to vote at the meeting, and who complies with the notice, timing and information requirements set out in the Articles. To be timely for the 2027 Annual Meeting of Shareholders, written notice of any such nomination or proposal must be received by the Directors or by our Corporate Secretary at the address set forth on the first page of this Proxy Statement, being the Company's principal executive offices, no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the first anniversary of the preceding year's Annual Meeting; provided, however, that if the date of the Annual Meeting is advanced more than 30 days before or delayed by more than 60 days after such anniversary date, the shareholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the date on which the first public announcement of the date of such Annual Meeting is made by the Company. Therefore, unless the 2027 Annual Meeting of Shareholders is advanced or delayed as described above, notice of shareholder Annual Meeting nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than the close of business on February 2, 2027 and no later than the close of business on March 4, 2027. Any nominee or proposal must relate to a proper matter for shareholder action under Cayman Islands law and our Articles, and the shareholder must comply with all applicable notice, disclosure, updating and supplementing requirements set out therein, including the information required regarding the shareholder, beneficial owners and any proposed nominee or business, as well as the requirements of Rule 14a-19 and Rule 14a-4 of the Exchange Act. Failure to comply with these requirements may result in the nomination or proposal being disregarded, ruled out of order, or subject to discretionary voting by the proxies solicited by the Company.
Delivery of Documents to Shareholders Sharing an Address
We and a number of brokerage firms have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain shareholders who have the same address and do not participate in electronic delivery of proxy materials will receive only one copy of the proxy materials, including this Proxy Statement, the Notice and our Annual Report on Form 10-K for the year ended December 31, 2025, until such time as one or more of these shareholders notifies us that they wish to receive individual copies. This procedure helps to reduce duplicate mailings and save printing costs and postage fees, as well as natural resources. We agree to deliver promptly, upon written or oral request, a separate set of proxy materials, as requested, to any stockholder at a shared address to which a single set of those documents was delivered. If you received a “householding” mailing this year and would like to have additional copies of the proxy materials mailed to you, please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, or call (617) 430-5595, and we will promptly deliver the proxy materials to you. If you received one set of materials due to "householding," you may revoke your consent for future mailings at any time by contacting Broadridge by calling 1-866-540-7095 or by mail at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
Availability of Additional Information

We will provide, free of charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, including exhibits, on the written or oral request of any shareholder of the Company. Please send a written request to our Corporate Secretary at the address set forth on the first page of this Proxy Statement, or call the number above. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 at investors.crescentbiopharma.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94411-P47532

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRESCENT BIOPHARMA, INC.

The Board of Directors recommends you vote FOR the following listed nominee:

Nominee:	For	Withhold
1b. Susan Moran, M.D., MSCE	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3 and for 1 YEAR on proposal 4:

	1 Year	2 Years	3 Years	Abstain
4. To vote, on a non-binding advisory basis, on the frequency of future advisory votes to approve compensation for Crescent Biopharma, Inc.'s named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V94412-P47532

CRESCENT BIOPHARMA, INC.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
JUNE 2, 2026 9:00 AM EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua Brumm, Richard Scalzo, and Barbara Bispham Hale, or any of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all the ordinary shares of Crescent Biopharma, Inc. that the undersigned is entitled to vote at the Annual General Meeting of Shareholders of Crescent Biopharma, Inc. to be held at 9:00 a.m. Eastern Time on June 2, 2026, live via the Internet, at www.virtualshareholdermeeting.com/CBIO2026 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE EVENT THAT ANY OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS CARD IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THE SHARES REPRESENTED BY THIS PROXY MAY BE VOTED FOR A SUBSTITUTE NOMINEE SELECTED BY THE BOARD OF DIRECTORS.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94413-P47532

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CRESCENT BIOPHARMA, INC.

The Board of Directors recommends you vote FOR the following listed nominees:

	For All	Withhold All	For All Except
1. Election of Class II Directors for terms expiring at the 2029 Annual General Meeting of Shareholders or until their successor is duly elected and qualified or until their earlier death, resignation, disqualification or removal	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jonathan Violin, Ph.D.
02) Susan Moran, M.D., MSCE

NOTE: Such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V94414-P47532

CRESCENT BIOPHARMA, INC.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
JUNE 2, 2026 9:00 AM EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua Brumm, Richard Scalzo, and Barbara Bispham Hale, or any of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on the reverse side of this card, all the Series A Non-Voting Convertible Preferred Shares of Crescent Biopharma, Inc. that the undersigned is entitled to vote, on an as-converted to ordinary shares basis, at the Annual General Meeting of Shareholders of Crescent Biopharma, Inc. to be held at 9:00 a.m. Eastern Time on June 2, 2026, live via the Internet, at www.virtualshareholdermeeting.com/CBIO2026 or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IN THE EVENT THAT ANY OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS CARD IS UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE, THEN A SUBSTITUTE NOMINEE MAY BE SELECTED IN ACCORDANCE WITH THE ARTICLES OF ASSOCIATION OF THE COMPANY AND THE CERTIFICATE OF DESIGNATION OF SERIES A NON-VOTING CONVERTIBLE PREFERRED SHARES.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[Prized officer.